                                    [GRAPHIC]

                                PROJECT ULTIMATE

                               Presentation to the
                         Independent Special Committee
                            of the Board of Directors

                                  April 4, 2001


emerging growth@adams, harkness & hill

Important Disclaimer                                                   [GRAPHIC]

This document has been prepared by Adams, Harkness & Hill, Inc. ("AH&H") as part of a presentation being made to and at the request of the Independent Special Committee of the Board of Directors of ULTIMATE, Inc. ("ULTIMATE") in support of our opinion as to the fairness to ULTIMATE, from a financial point of view and as of the date hereof, of the value of the cash consideration to be received by the company's minority shareholders, pursuant to the Tender Offer proposal of October 25, 2000 (the "Transaction").

The material in this document and all analyses contained herein are confidential and have been developed solely for the use of the Independent Special Committee of the Board of Directors of ULTIMATE in connection only with the Transaction. Any use of this material or the analyses contained herein for any other purpose (including the evaluation of any proposed transaction other than the Transaction) or any other publication of this material or the analyses contained herein without the express written consent of AH&H is strictly prohibited.

In connection with our activities, AH&H received and reviewed historical and projected operating results and related business and financial information of ULTIMATE as developed by ULTIMATE management, and held limited discussions with members of the management of ULTIMATE regarding this information. In connection with the analyses contained herein, we have not independently verified any such information and have relied on all such information as being complete and accurate in all material respects. In addition, we have not obtained any independent appraisal of the properties or assets of ULTIMATE.

Several analytical methodologies have been employed herein and no one method of analysis should be emphasized disproportionately or regarded as critical to the overall conclusion that we have reached. Each analytical method has inherent strengths and weaknesses, and the nature of the available information may further affect the value of a particular method. The conclusions that we have reached are based on all the analyses and factors presented herein taken as a whole and also on the application of our own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. We therefore give no opinion as to the individual value or merit of any one or more parts of the material that follows. Our only opinion is contained in the formal written opinion delivered to the Independent Special Committee of the Board of Directors of ULTIMATE as to the fairness, from a financial point of view, and as of the date hereof, of the cash consideration to be received by the company's minority shareholders in connection with the Transaction. The opinion, the analyses contained herein and all conclusions drawn from such analyses are necessarily based upon prevailing market, economic and other conditions that exist and can be evaluated as of the date of this document, and on information available to AH&H as of the date hereof.


adams, harkness & hill
The emerging growth investment bank

                                                                Exhibit 16(c)(2)


                                   [GRAPHIC]

Section B
Valuation Assessment


emerging growth@adams, harkness & hill

ULTIMATE Timeline of Relevant Events                                   [GRAPHIC]

            [The following information was represented as a timeline
                            in the printed material.]

--------------------------------------------------------------------------------
9/00 - Earnings announcement and asset impairment charge
--------------------------------------------------------------------------------
10/6/00 - Special Committee appointed in response to Management Group proposal
--------------------------------------------------------------------------------
10/17/00 - Special Committee retains Skadden, Arps
--------------------------------------------------------------------------------
10/25/00 - Public announcement of Merger proposal at $8.75
--------------------------------------------------------------------------------
11/06/00 - Special Committee retains AH&H as financial advisor
--------------------------------------------------------------------------------
11/29/00 - Preliminary analysis of AH&H presented to Special Committee
--------------------------------------------------------------------------------
1/4/01 - Limited market test completed
--------------------------------------------------------------------------------
1/13/01 - Management Group offers $9.00 per share
--------------------------------------------------------------------------------
1/29/01 - Special Committee will not recommend Management's $9.00 offer. Management orally proposes $9.50 per share
--------------------------------------------------------------------------------
2/24/01 - AH&H advises Special Committee it cannot recommend $9.50 per share
--------------------------------------------------------------------------------
2/28/01 - Management offers $9.75 a share
--------------------------------------------------------------------------------


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 17

ULTIMATE Stock Performance 1/1/99 - 10/23/00                           [GRAPHIC]


                       [PLOT POINTS INTENTIONALLY OMITTED]


                  ---------------------------------------------
                  Period High                            $12.67
                  Period Low                              $6.06
                  Close               23-Oct-2000         $6.25
                  Average Close                           $9.55
                  Average Volume                         15,495
                  ---------------------------------------------

Note: October 23, 2000, two days prior to the announcement by the Company of the Merger Proposal on October 25, 2000, is used as a benchmark date due to the uncharacteristically large increase in the Company's stock price on October 24, 2000, which may have been the result of premature yet unintended disclosure of the Merger proposal.


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 18

ULTIMATE Stock Performance 1/1/99 - 4/04/01


                       [PLOT POINTS INTENTIONALLY OMITTED]


                  ---------------------------------------------
                  Period High                            $12.67
                  Period Low                              $6.06
                  Close            03-Apr-2001            $9.50
                  Average Close                           $9.34
                  Average Volume                         14,706
                  ---------------------------------------------


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 19

ULTIMATE Performance vs. Market Indices 1/1/99-10/23/00                [GRAPHIC]

[The following table was depicted as a line chart in the printed material.]

              S&P Smallcap Restaurant Index +14%        ULTMATE -13%      Smallcap Peer Group -45%     NASDAQ +58%
              ----------------------------------        ------------      ------------------------     -----------
1-Jan-99                     1                              1                        1                    1
4-Jan-99                     1                              1                        0.99                 1.007
5-Jan-99                     0.99                           0.94                     1                    1.0267
6-Jan-99                     0.98                           0.93                     0.98                 1.0585
7-Jan-99                     0.97                           0.93                     1                    1.0608
8-Jan-99                     0.97                           0.92                     1                    1.0692
11-Jan-99                    0.97                           0.92                     1                    1.0875
12-Jan-99                    0.93                           0.9                      0.98                 1.0584
13-Jan-99                    0.94                           0.9                      0.94                 1.0566
14-Jan-99                    0.93                           0.9                      0.94                 1.0384
15-Jan-99                    0.95                           0.94                     0.97                 1.0709
18-Jan-99                    0.95                           0.94                     0.97                 1.0709
19-Jan-99                    0.97                           0.97                     0.97                 1.0983
20-Jan-99                    0.98                           1.02                     0.97                 1.1016
21-Jan-99                    0.99                           1.05                     0.97                 1.0693
22-Jan-99                    0.98                           1.02                     0.98                 1.0667
25-Jan-99                    0.98                           1.02                     0.97                 1.0805
26-Jan-99                    0.99                           1.02                     0.98                 1.1098
27-Jan-99                    0.98                           1.02                     0.98                 1.0978
28-Jan-99                    0.98                           1.02                     0.98                 1.1298
29-Jan-99                    1                              1.02                     0.96                 1.1428
1-Feb-99                     1.01                           1                        0.95                 1.1448
2-Feb-99                     0.99                           0.96                     0.94                 1.1235
3-Feb-99                     0.99                           0.99                     0.96                 1.1371
4-Feb-99                     0.99                           0.98                     0.95                 1.0991
5-Feb-99                     1                              0.97                     0.92                 1.0825
8-Feb-99                     0.98                           0.95                     0.92                 1.0968
9-Feb-99                     0.97                           0.98                     0.89                 1.0539
10-Feb-99                    0.98                           0.98                     0.89                 1.0533
11-Feb-99                    1                              0.96                     0.89                 1.0971
12-Feb-99                    0.98                           0.98                     0.87                 1.0589
15-Feb-99                    0.98                           0.98                     0.87                 1.0589
16-Feb-99                    0.98                           0.99                     0.88                 1.0553
17-Feb-99                    0.97                           0.98                     0.87                 1.0256
18-Feb-99                    0.98                           0.95                     0.89                 1.0309
19-Feb-99                    0.98                           0.95                     0.9                  1.0415
22-Feb-99                    0.99                           1.03                     0.89                 1.0681
23-Feb-99                    0.99                           1                        0.89                 1.0838
24-Feb-99                    0.98                           0.98                     0.88                 1.0669
25-Feb-99                    0.97                           0.99                     0.88                 1.0612
26-Feb-99                    0.97                           1.03                     0.88                 1.0435
1-Mar-99                     0.98                           1                        0.87                 1.0467
2-Mar-99                     0.98                           1                        0.89                 1.0303
3-Mar-99                     0.97                           0.98                     0.91                 1.0331
4-Mar-99                     0.97                           0.98                     0.89                 1.0457
5-Mar-99                     0.97                           0.98                     0.9                  1.0659
8-Mar-99                     0.98                           0.98                     0.93                 1.0935
9-Mar-99                     1                              0.98                     0.93                 1.0913
10-Mar-99                    1.01                           0.98                     0.94                 1.0973
11-Mar-99                    1.01                           0.98                     0.94                 1.1001
12-Mar-99                    1.02                           0.97                     0.94                 1.0861
15-Mar-99                    1.02                           0.98                     0.93                 1.1089
16-Mar-99                    1.02                           0.98                     0.92                 1.1125
17-Mar-99                    1.03                           0.98                     0.91                 1.1078
18-Mar-99                    1.03                           0.97                     0.91                 1.1233
19-Mar-99                    1.02                           0.97                     0.89                 1.1042
22-Mar-99                    1.01                           0.98                     0.9                  1.0927
23-Mar-99                    0.99                           0.96                     0.89                 1.0594
24-Mar-99                    0.99                           0.95                     0.91                 1.0787
25-Mar-99                    1.01                           0.95                     0.92                 1.1104
26-Mar-99                    1.02                           0.93                     0.94                 1.1033
29-Mar-99                    1.03                           0.94                     0.93                 1.1369
30-Mar-99                    1.03                           0.94                     0.91                 1.1312
31-Mar-99                    1.03                           0.89                     0.89                 1.1225
1-Apr-99                     1.04                           0.92                     0.94                 1.1371
2-Apr-99                     1.04                           0.92                     0.94                 1.1371
5-Apr-99                     1.03                           0.9                      0.9                  1.1675
6-Apr-99                     1.02                           0.9                      0.89                 1.169
7-Apr-99                     1.01                           0.9                      0.88                 1.1604
8-Apr-99                     1.01                           0.91                     0.88                 1.1736
9-Apr-99                     1.02                           0.9                      0.89                 1.1826
12-Apr-99                    1.02                           0.9                      0.88                 1.1852
13-Apr-99                    1.03                           0.88                     0.89                 1.1782
14-Apr-99                    1.04                           0.88                     0.89                 1.1435
15-Apr-99                    1.02                           0.9                      0.88                 1.1501
16-Apr-99                    1.04                           0.9                      0.89                 1.1329
19-Apr-99                    1.03                           0.91                     0.91                 1.0697
20-Apr-99                    1.03                           0.94                     0.93                 1.0989
21-Apr-99                    1.06                           0.94                     0.93                 1.1352
22-Apr-99                    1.07                           0.94                     0.95                 1.1683
23-Apr-99                    1.08                           0.94                     0.97                 1.1815
26-Apr-99                    1.08                           0.96                     0.95                 1.2095
27-Apr-99                    1.08                           0.97                     0.95                 1.1869
28-Apr-99                    1.07                           1                        0.96                 1.1631
29-Apr-99                    1.09                           1                        0.96                 1.1531
30-Apr-99                    1.08                           1                        0.95                 1.1597
3-May-99                     1.1                            1.02                     0.96                 1.1564
4-May-99                     1.11                           1.02                     0.98                 1.1334
5-May-99                     1.11                           0.99                     1                    1.1559
6-May-99                     1.11                           0.99                     1.01                 1.1275
7-May-99                     1.12                           0.99                     1.03                 1.1418
10-May-99                    1.12                           1.01                     1.05                 1.1522
11-May-99                    1.14                           1                        1.06                 1.1706
12-May-99                    1.13                           1                        1.08                 1.1887
13-May-99                    1.14                           1.01                     1.08                 1.1775
14-May-99                    1.13                           1                        1.08                 1.1529
17-May-99                    1.12                           0.99                     1.09                 1.1684
18-May-99                    1.12                           0.99                     1.08                 1.1668
19-May-99                    1.12                           0.99                     1.08                 1.1755
20-May-99                    1.12                           0.99                     1.07                 1.1594
21-May-99                    1.13                           0.99                     1.09                 1.1493
24-May-99                    1.12                           0.99                     1.09                 1.119
25-May-99                    1.12                           1.01                     1.08                 1.0858
26-May-99                    1.11                           1                        1.08                 1.1069
27-May-99                    1.12                           0.99                     1.05                 1.1033
28-May-99                    1.13                           0.99                     1.07                 1.1267
31-May-99                    1.13                           0.99                     1.07                 1.1267
1-Jun-99                     1.14                           1.05                     1.07                 1.1
2-Jun-99                     1.15                           1.04                     1.06                 1.1093
3-Jun-99                     1.15                           1.08                     1.05                 1.0961
4-Jun-99                     1.17                           1.1                      1.07                 1.1303
7-Jun-99                     1.19                           1.1                      1.07                 1.1512
8-Jun-99                     1.17                           1.1                      1.07                 1.1286
9-Jun-99                     1.15                           1.1                      1.07                 1.149
10-Jun-99                    1.15                           1.08                     1.06                 1.1331
11-Jun-99                    1.14                           1.09                     1.06                 1.1164
14-Jun-99                    1.14                           1.08                     1.04                 1.0938
15-Jun-99                    1.15                           1.04                     1.04                 1.1012
16-Jun-99                    1.14                           1.06                     1.06                 1.1483
17-Jun-99                    1.16                           1.08                     1.06                 1.1603
18-Jun-99                    1.15                           1.07                     1.05                 1.1691
21-Jun-99                    1.15                           1.06                     1.06                 1.1996
22-Jun-99                    1.16                           1.07                     1.06                 1.1768
23-Jun-99                    1.16                           1.07                     1.06                 1.1849
24-Jun-99                    1.17                           1.11                     1.06                 1.1648
25-Jun-99                    1.17                           1.11                     1.06                 1.1642
28-Jun-99                    1.18                           1.15                     1.07                 1.1869
29-Jun-99                    1.19                           1.15                     1.06                 1.205
30-Jun-99                    1.19                           1.19                     1.08                 1.225
1-Jul-99                     1.19                           1.21                     1.07                 1.2342
2-Jul-99                     1.2                            1.21                     1.06                 1.2501
5-Jul-99                     1.2                            1.21                     1.06                 1.2501
6-Jul-99                     1.19                           1.21                     1.05                 1.2481
7-Jul-99                     1.18                           1.21                     1.04                 1.251
8-Jul-99                     1.19                           1.33                     1.03                 1.2641
9-Jul-99                     1.21                           1.33                     1.04                 1.2738
12-Jul-99                    1.23                           1.35                     1.03                 1.2726
13-Jul-99                    1.23                           1.44                     1.06                 1.267
14-Jul-99                    1.25                           1.56                     1.06                 1.2852
15-Jul-99                    1.25                           1.53                     1.06                 1.2949
16-Jul-99                    1.25                           1.77                     1.06                 1.3064
19-Jul-99                    1.24                           1.69                     1.04                 1.2908
20-Jul-99                    1.23                           1.62                     1.03                 1.246
21-Jul-99                    1.22                           1.56                     1.04                 1.2595
22-Jul-99                    1.21                           1.52                     1.02                 1.2243
23-Jul-99                    1.19                           1.65                     1.01                 1.2279
26-Jul-99                    1.19                           1.6                      1.02                 1.1945
27-Jul-99                    1.2                            1.61                     1.02                 1.2219
28-Jul-99                    1.19                           1.63                     1                    1.234
29-Jul-99                    1.2                            1.63                     0.99                 1.204
30-Jul-99                    1.21                           1.65                     1.01                 1.2033
2-Aug-99                     1.21                           1.63                     0.98                 1.1965
3-Aug-99                     1.2                            1.6                      0.96                 1.1803
4-Aug-99                     1.19                           1.57                     0.94                 1.1584
5-Aug-99                     1.19                           1.54                     0.92                 1.1702
6-Aug-99                     1.19                           1.46                     0.94                 1.162
9-Aug-99                     1.15                           1.51                     0.94                 1.1488
10-Aug-99                    1.14                           1.5                      0.93                 1.1356
11-Aug-99                    1.14                           1.53                     0.94                 1.1698
12-Aug-99                    1.13                           1.54                     0.93                 1.1627
13-Aug-99                    1.13                           1.56                     0.93                 1.203
16-Aug-99                    1.15                           1.59                     0.91                 1.2064
17-Aug-99                    1.15                           1.63                     0.91                 1.2182
18-Aug-99                    1.16                           1.65                     0.9                  1.2121
19-Aug-99                    1.16                           1.62                     0.89                 1.1955
20-Aug-99                    1.15                           1.62                     0.9                  1.2078
23-Aug-99                    1.16                           1.63                     0.93                 1.2403
24-Aug-99                    1.16                           1.6                      0.93                 1.2552
25-Aug-99                    1.15                           1.57                     0.89                 1.2795
26-Aug-99                    1.14                           1.52                     0.88                 1.2654
27-Aug-99                    1.14                           1.52                     0.76                 1.2582
30-Aug-99                    1.13                           1.49                     0.76                 1.2372
31-Aug-99                    1.12                           1.52                     0.74                 1.2493
1-Sep-99                     1.15                           1.48                     0.76                 1.2545
2-Sep-99                     1.13                           1.51                     0.76                 1.247
3-Sep-99                     1.16                           1.5                      0.76                 1.2966
6-Sep-99                     1.16                           1.5                      0.76                 1.2966
7-Sep-99                     1.17                           1.52                     0.76                 1.294
8-Sep-99                     1.15                           1.49                     0.75                 1.281
9-Sep-99                     1.15                           1.49                     0.75                 1.3007
10-Sep-99                    1.16                           1.43                     0.76                 1.3167
13-Sep-99                    1.17                           1.46                     0.77                 1.2974
14-Sep-99                    1.17                           1.47                     0.77                 1.3081
15-Sep-99                    1.18                           1.46                     0.78                 1.2834
16-Sep-99                    1.16                           1.46                     0.78                 1.28
17-Sep-99                    1.17                           1.46                     0.78                 1.3087
20-Sep-99                    1.16                           1.44                     0.78                 1.3163
21-Sep-99                    1.14                           1.38                     0.76                 1.2866
22-Sep-99                    1.14                           1.41                     0.73                 1.3035
23-Sep-99                    1.13                           1.43                     0.71                 1.2541
24-Sep-99                    1.14                           1.44                     0.72                 1.2498
27-Sep-99                    1.16                           1.48                     0.72                 1.2595
28-Sep-99                    1.15                           1.49                     0.71                 1.257
29-Sep-99                    1.17                           1.47                     0.69                 1.2452
30-Sep-99                    1.18                           1.51                     0.71                 1.2524
1-Oct-99                     1.15                           1.48                     0.7                  1.2482
4-Oct-99                     1.16                           1.46                     0.7                  1.2751
5-Oct-99                     1.16                           1.46                     0.68                 1.2768
6-Oct-99                     1.17                           1.49                     0.7                  1.3031
7-Oct-99                     1.16                           1.46                     0.69                 1.3047
8-Oct-99                     1.19                           1.4                      0.7                  1.3165
11-Oct-99                    1.18                           1.46                     0.69                 1.3299
12-Oct-99                    1.16                           1.41                     0.7                  1.31
13-Oct-99                    1.17                           1.4                      0.68                 1.2775
14-Oct-99                    1.16                           1.4                      0.7                  1.2801
15-Oct-99                    1.15                           1.39                     0.68                 1.2459
18-Oct-99                    1.15                           1.43                     0.67                 1.2264
19-Oct-99                    1.16                           1.52                     0.66                 1.226
20-Oct-99                    1.14                           1.48                     0.66                 1.2716
21-Oct-99                    1.13                           1.46                     0.65                 1.2779
22-Oct-99                    1.13                           1.46                     0.64                 1.2845
25-Oct-99                    1.13                           1.51                     0.64                 1.2842
26-Oct-99                    1.1                            1.5                      0.64                 1.2822
27-Oct-99                    1.1                            1.5                      0.64                 1.2781
28-Oct-99                    1.1                            1.48                     0.66                 1.3113
29-Oct-99                    1.12                           1.45                     0.67                 1.3529
1-Nov-99                     1.11                           1.44                     0.67                 1.3534
2-Nov-99                     1.11                           1.48                     0.69                 1.3598
3-Nov-99                     1.12                           1.52                     0.67                 1.3812
4-Nov-99                     1.12                           1.48                     0.67                 1.3937
5-Nov-99                     1.12                           1.51                     0.65                 1.4148
8-Nov-99                     1.1                            1.48                     0.62                 1.4338
9-Nov-99                     1.12                           1.44                     0.61                 1.4252
10-Nov-99                    1.14                           1.43                     0.66                 1.4393
11-Nov-99                    1.13                           1.43                     0.66                 1.4582
12-Nov-99                    1.13                           1.49                     0.67                 1.469
15-Nov-99                    1.14                           1.52                     0.68                 1.4683
16-Nov-99                    1.15                           1.54                     0.67                 1.5018
17-Nov-99                    1.14                           1.48                     0.66                 1.491
18-Nov-99                    1.14                           1.44                     0.66                 1.5265
19-Nov-99                    1.13                           1.45                     0.65                 1.5366
22-Nov-99                    1.12                           1.43                     0.63                 1.5472
23-Nov-99                    1.1                            1.41                     0.62                 1.5246
24-Nov-99                    1.09                           1.4                      0.61                 1.56
25-Nov-99                    1.09                           1.4                      0.61                 1.56
26-Nov-99                    1.09                           1.4                      0.62                 1.5724
29-Nov-99                    1.09                           1.35                     0.62                 1.5604
30-Nov-99                    1.09                           1.4                      0.63                 1.5215
1-Dec-99                     1.07                           1.46                     0.62                 1.5295
2-Dec-99                     1.07                           1.5                      0.62                 1.5747
3-Dec-99                     1.07                           1.48                     0.62                 1.6056
6-Dec-99                     1.05                           1.46                     0.62                 1.6172
7-Dec-99                     1.05                           1.46                     0.6                  1.6359
8-Dec-99                     1.03                           1.43                     0.6                  1.6355
9-Dec-99                     1                              1.48                     0.6                  1.6392
10-Dec-99                    0.99                           1.5                      0.56                 1.6511
13-Dec-99                    0.98                           1.41                     0.56                 1.6683
14-Dec-99                    0.97                           1.39                     0.56                 1.6289
15-Dec-99                    0.98                           1.36                     0.58                 1.6518
16-Dec-99                    1                              1.34                     0.6                  1.6943
17-Dec-99                    1                              1.4                      0.61                 1.7116
20-Dec-99                    0.98                           1.41                     0.61                 1.7257
21-Dec-99                    1                              1.4                      0.61                 1.7837
22-Dec-99                    1.01                           1.41                     0.62                 1.7956
23-Dec-99                    1.03                           1.44                     0.62                 1.8103
24-Dec-99                    1.03                           1.44                     0.62                 1.8103
27-Dec-99                    1.03                           1.43                     0.63                 1.813
28-Dec-99                    1.03                           1.45                     0.6                  1.8115
29-Dec-99                    1.05                           1.47                     0.62                 1.8432
30-Dec-99                    1.05                           1.54                     0.63                 1.8411
31-Dec-99                    1.08                           1.55                     0.63                 1.8559
3-Jan-00                     1.04                           1.55                     0.61                 1.8841
4-Jan-00                     1.02                           1.55                     0.61                 1.7794
5-Jan-00                     1.02                           1.68                     0.63                 1.7684
6-Jan-00                     1.02                           1.68                     0.64                 1.6998
7-Jan-00                     1.02                           1.68                     0.64                 1.7707
10-Jan-00                    1.03                           1.68                     0.63                 1.8469
11-Jan-00                    1.02                           1.68                     0.61                 1.7883
12-Jan-00                    1.03                           1.68                     0.6                  1.7558
13-Jan-00                    1.07                           1.64                     0.61                 1.8047
14-Jan-00                    1.08                           1.71                     0.64                 1.8536
17-Jan-00                    1.08                           1.71                     0.64                 1.8536
18-Jan-00                    1.07                           1.71                     0.65                 1.8839
19-Jan-00                    1.07                           1.74                     0.66                 1.8932
20-Jan-00                    1.07                           1.67                     0.66                 1.9107
21-Jan-00                    1.07                           1.62                     0.66                 1.9316
24-Jan-00                    1.06                           1.62                     0.65                 1.8681
25-Jan-00                    1.05                           1.61                     0.66                 1.9006
26-Jan-00                    1.04                           1.61                     0.66                 1.8561
27-Jan-00                    1.04                           1.59                     0.65                 1.8423
28-Jan-00                    1.03                           1.55                     0.66                 1.7727
31-Jan-00                    1.01                           1.54                     0.65                 1.797
1-Feb-00                     1.01                           1.55                     0.65                 1.8479
2-Feb-00                     1.01                           1.55                     0.64                 1.858
3-Feb-00                     1.03                           1.54                     0.64                 1.9205
4-Feb-00                     1.03                           1.54                     0.64                 1.9356
7-Feb-00                     1.02                           1.54                     0.65                 1.971
8-Feb-00                     1.05                           1.54                     0.66                 2.0192
9-Feb-00                     1.02                           1.52                     0.66                 1.9899
10-Feb-00                    1                              1.48                     0.65                 2.0457
11-Feb-00                    0.97                           1.48                     0.66                 2.0046
14-Feb-00                    0.96                           1.52                     0.65                 2.0151
15-Feb-00                    0.98                           1.52                     0.66                 2.0161
16-Feb-00                    0.99                           1.5                      0.66                 2.0193
17-Feb-00                    0.97                           1.49                     0.66                 2.0746
18-Feb-00                    0.94                           1.48                     0.66                 2.012
21-Feb-00                    0.94                           1.48                     0.66                 2.012
22-Feb-00                    0.95                           1.42                     0.65                 1.9985
23-Feb-00                    0.95                           1.38                     0.65                 2.0752
24-Feb-00                    0.93                           1.39                     0.66                 2.1059
25-Feb-00                    0.92                           1.41                     0.65                 2.0935
28-Feb-00                    0.93                           1.43                     0.65                 2.0878
29-Feb-00                    0.97                           1.41                     0.66                 2.142
1-Mar-00                     0.97                           1.34                     0.65                 2.1818
2-Mar-00                     0.95                           1.36                     0.64                 2.1683
3-Mar-00                     0.98                           1.35                     0.63                 2.2414
6-Mar-00                     0.99                           1.36                     0.63                 2.2369
7-Mar-00                     0.96                           1.36                     0.64                 2.2109
8-Mar-00                     0.97                           1.4                      0.6                  2.2334
9-Mar-00                     0.98                           1.4                      0.64                 2.3017
10-Mar-00                    0.97                           1.39                     0.64                 2.3025
13-Mar-00                    0.95                           1.48                     0.63                 2.238
14-Mar-00                    0.94                           1.5                      0.62                 2.1465
15-Mar-00                    1                              1.52                     0.62                 2.09
16-Mar-00                    1.05                           1.51                     0.63                 2.1514
17-Mar-00                    1.05                           1.53                     0.64                 2.1882
20-Mar-00                    1.02                           1.55                     0.65                 2.1024
21-Mar-00                    1.04                           1.55                     0.64                 2.1488
22-Mar-00                    1.01                           1.57                     0.65                 2.2186
23-Mar-00                    1.01                           1.55                     0.65                 2.2532
24-Mar-00                    1                              1.55                     0.66                 2.2634
27-Mar-00                    1.01                           1.53                     0.66                 2.2614
28-Mar-00                    1.01                           1.51                     0.68                 2.2045
29-Mar-00                    1.03                           1.53                     0.68                 2.1183
30-Mar-00                    1.05                           1.52                     0.69                 2.0331
31-Mar-00                    1.07                           1.52                     0.69                 2.0855
3-Apr-00                     1.1                            1.5                      0.66                 1.9263
4-Apr-00                     1.08                           1.5                      0.63                 1.8921
5-Apr-00                     1.1                            1.48                     0.63                 1.9014
6-Apr-00                     1.11                           1.49                     0.64                 1.9463
7-Apr-00                     1.12                           1.49                     0.63                 2.0279
10-Apr-00                    1.11                           1.48                     0.62                 1.9101
11-Apr-00                    1.14                           1.43                     0.61                 1.8497
12-Apr-00                    1.15                           1.42                     0.61                 1.7192
13-Apr-00                    1.12                           1.41                     0.62                 1.6768
14-Apr-00                    1.1                            1.41                     0.61                 1.5147
17-Apr-00                    1.1                            1.42                     0.6                  1.6141
18-Apr-00                    1.12                           1.41                     0.62                 1.7301
19-Apr-00                    1.12                           1.42                     0.65                 1.6903
20-Apr-00                    1.13                           1.47                     0.69                 1.6618
21-Apr-00                    1.13                           1.47                     0.69                 1.6618
24-Apr-00                    1.15                           1.46                     0.68                 1.5882
25-Apr-00                    1.2                            1.46                     0.7                  1.6925
26-Apr-00                    1.22                           1.47                     0.68                 1.6555
27-Apr-00                    1.2                            1.47                     0.68                 1.7212
28-Apr-00                    1.2                            1.48                     0.69                 1.7607
1-May-00                     1.2                            1.48                     0.69                 1.8051
2-May-00                     1.17                           1.61                     0.67                 1.7264
3-May-00                     1.15                           1.68                     0.67                 1.6908
4-May-00                     1.15                           1.68                     0.67                 1.6967
5-May-00                     1.18                           1.71                     0.67                 1.7407
8-May-00                     1.16                           1.71                     0.67                 1.6735
9-May-00                     1.19                           1.71                     0.67                 1.635
10-May-00                    1.21                           1.68                     0.66                 1.5436
11-May-00                    1.24                           1.68                     0.66                 1.596
12-May-00                    1.25                           1.67                     0.65                 1.6095
15-May-00                    1.27                           1.69                     0.65                 1.6453
16-May-00                    1.29                           1.71                     0.66                 1.6954
17-May-00                    1.26                           1.7                      0.64                 1.6623
18-May-00                    1.24                           1.68                     0.65                 1.6139
19-May-00                    1.21                           1.7                      0.63                 1.5462
22-May-00                    1.18                           1.68                     0.62                 1.5343
23-May-00                    1.19                           1.69                     0.61                 1.4432
24-May-00                    1.19                           1.68                     0.61                 1.4916
25-May-00                    1.15                           1.69                     0.59                 1.4618
26-May-00                    1.14                           1.69                     0.61                 1.4617
29-May-00                    1.14                           1.69                     0.61                 1.4617
30-May-00                    1.16                           1.68                     0.63                 1.5777
31-May-00                    1.12                           1.69                     0.63                 1.551
1-Jun-00                     1.13                           1.68                     0.63                 1.6338
2-Jun-00                     1.17                           1.68                     0.65                 1.7391
5-Jun-00                     1.17                           1.68                     0.65                 1.743
6-Jun-00                     1.16                           1.68                     0.65                 1.7131
7-Jun-00                     1.19                           1.69                     0.66                 1.7509
8-Jun-00                     1.17                           1.68                     0.65                 1.7447
9-Jun-00                     1.19                           1.64                     0.65                 1.7672
12-Jun-00                    1.16                           1.62                     0.66                 1.7184
13-Jun-00                    1.17                           1.48                     0.66                 1.7563
14-Jun-00                    1.17                           1.48                     0.67                 1.7319
15-Jun-00                    1.18                           1.5                      0.68                 1.7539
16-Jun-00                    1.16                           1.46                     0.68                 1.7607
19-Jun-00                    1.17                           1.46                     0.68                 1.8196
20-Jun-00                    1.17                           1.42                     0.69                 1.8303
21-Jun-00                    1.15                           1.41                     0.69                 1.8534
22-Jun-00                    1.13                           1.4                      0.7                  1.7954
23-Jun-00                    1.12                           1.39                     0.69                 1.7537
26-Jun-00                    1.17                           1.41                     0.68                 1.7842
27-Jun-00                    1.16                           1.43                     0.68                 1.7599
28-Jun-00                    1.19                           1.45                     0.67                 1.797
29-Jun-00                    1.2                            1.48                     0.67                 1.7683
30-Jun-00                    1.18                           1.49                     0.65                 1.8088
3-Jul-00                     1.19                           1.49                     0.66                 1.8206
4-Jul-00                     1.19                           1.49                     0.66                 1.8206
5-Jul-00                     1.17                           1.5                      0.68                 1.7618
6-Jul-00                     1.19                           1.5                      0.67                 1.8063
7-Jul-00                     1.23                           1.52                     0.67                 1.8348
10-Jul-00                    1.22                           1.53                     0.67                 1.8153
11-Jul-00                    1.23                           1.53                     0.67                 1.8044
12-Jul-00                    1.24                           1.54                     0.66                 1.8697
13-Jul-00                    1.22                           1.55                     0.66                 1.904
14-Jul-00                    1.22                           1.62                     0.66                 1.9365
17-Jul-00                    1.22                           1.75                     0.67                 1.9495
18-Jul-00                    1.2                            1.72                     0.66                 1.905
19-Jul-00                    1.21                           1.69                     0.65                 1.8496
20-Jul-00                    1.25                           1.74                     0.66                 1.9084
21-Jul-00                    1.24                           1.75                     0.66                 1.8673
24-Jul-00                    1.23                           1.72                     0.65                 1.8158
25-Jul-00                    1.24                           1.66                     0.64                 1.8377
26-Jul-00                    1.24                           1.66                     0.64                 1.8186
27-Jul-00                    1.19                           1.64                     0.64                 1.7523
28-Jul-00                    1.16                           1.66                     0.63                 1.6706
31-Jul-00                    1.14                           1.67                     0.63                 1.718
1-Aug-00                     1.15                           1.68                     0.63                 1.6808
2-Aug-00                     1.19                           1.68                     0.61                 1.6685
3-Aug-00                     1.2                            1.66                     0.61                 1.7147
4-Aug-00                     1.23                           1.64                     0.62                 1.7273
7-Aug-00                     1.23                           1.61                     0.61                 1.7618
8-Aug-00                     1.23                           1.61                     0.6                  1.7552
9-Aug-00                     1.22                           1.59                     0.62                 1.7574
10-Aug-00                    1.23                           1.57                     0.61                 1.7148
11-Aug-00                    1.25                           1.56                     0.61                 1.7282
14-Aug-00                    1.24                           1.58                     0.61                 1.7557
15-Aug-00                    1.22                           1.56                     0.61                 1.7566
16-Aug-00                    1.23                           1.55                     0.61                 1.7609
17-Aug-00                    1.23                           1.54                     0.6                  1.7973
18-Aug-00                    1.22                           1.52                     0.61                 1.7925
21-Aug-00                    1.23                           1.52                     0.6                  1.8029
22-Aug-00                    1.22                           1.52                     0.61                 1.8052
23-Aug-00                    1.22                           1.5                      0.62                 1.8293
24-Aug-00                    1.23                           1.52                     0.62                 1.8485
25-Aug-00                    1.23                           1.47                     0.62                 1.8437
28-Aug-00                    1.23                           1.46                     0.61                 1.8564
29-Aug-00                    1.23                           1.4                      0.61                 1.8617
30-Aug-00                    1.23                           1.35                     0.61                 1.8716
31-Aug-00                    1.22                           1.35                     0.63                 1.9184
1-Sep-00                     1.22                           1.13                     0.63                 1.9311
4-Sep-00                     1.22                           1.13                     0.63                 1.9311
5-Sep-00                     1.21                           1.12                     0.63                 1.8895
6-Sep-00                     1.23                           1.11                     0.63                 1.8303
7-Sep-00                     1.22                           1.07                     0.63                 1.8691
8-Sep-00                     1.19                           1.07                     0.63                 1.8144
11-Sep-00                    1.19                           1.06                     0.63                 1.777
12-Sep-00                    1.19                           0.99                     0.62                 1.7556
13-Sep-00                    1.2                            1.01                     0.62                 1.7759
14-Sep-00                    1.21                           1.05                     0.62                 1.785
15-Sep-00                    1.21                           1.05                     0.62                 1.7491
18-Sep-00                    1.19                           1.07                     0.62                 1.6995
19-Sep-00                    1.19                           1.07                     0.6                  1.763
20-Sep-00                    1.17                           1.05                     0.59                 1.7775
21-Sep-00                    1.16                           1.05                     0.59                 1.7462
22-Sep-00                    1.19                           1.03                     0.58                 1.7347
25-Sep-00                    1.19                           1.01                     0.58                 1.7062
26-Sep-00                    1.17                           1.01                     0.59                 1.6825
27-Sep-00                    1.15                           0.95                     0.58                 1.6675
28-Sep-00                    1.14                           0.97                     0.58                 1.7231
29-Sep-00                    1.12                           0.95                     0.57                 1.675
2-Oct-00                     1.12                           0.98                     0.56                 1.6276
3-Oct-00                     1.11                           0.99                     0.57                 1.5761
4-Oct-00                     1.13                           0.99                     0.57                 1.6067
5-Oct-00                     1.13                           1                        0.57                 1.5835
6-Oct-00                     1.09                           0.98                     0.56                 1.5328
9-Oct-00                     1.08                           0.98                     0.56                 1.5303
10-Oct-00                    1.11                           0.98                     0.55                 1.4779
11-Oct-00                    1.08                           0.94                     0.55                 1.445
12-Oct-00                    1.05                           0.94                     0.55                 1.4022
13-Oct-00                    1.09                           0.89                     0.56                 1.5126
16-Oct-00                    1.08                           0.91                     0.56                 1.5006
17-Oct-00                    1.07                           0.87                     0.56                 1.4658
18-Oct-00                    1.06                           0.85                     0.56                 1.4464
19-Oct-00                    1.1                            0.86                     0.56                 1.5591
20-Oct-00                    1.13                           0.86                     0.56                 1.5885
23-Oct-00                    1.14                           0.87                     0.55                 1.5819

Smallcap Peer Group includes: AVDOC, CMPP, CHT, CHGO, DAB, DAVE, STAR, MAXE, MRG, GRLL

S&P Smallcap Restaurant Index includes: APPB, CEC, CAKE, COP, IHP, JBX, LNY, PUB, PNRA, RI, RYAN, SONC, TACO


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 20

ULTIMATE Performance vs. Market Indices 1/1/99 - 4/4/01                [GRAPHIC]

[The following table was depicted as a line chart in the printed material.]

               S&P Smallcap Restaurant Index +30%   ULTMATE 33%    Smallcap Peer Group -41%       NASDAQ -24%
               ----------------------------------   -----------    ------------------------       -----------
1-Jan-99                       1                        1                    1                      1
4-Jan-99                       1                        1                    0.99                   1.007
5-Jan-99                       0.99                     0.94                 1                      1.0267
6-Jan-99                       0.98                     0.93                 0.98                   1.0585
7-Jan-99                       0.97                     0.93                 1                      1.0608
8-Jan-99                       0.97                     0.92                 1                      1.0692
11-Jan-99                      0.97                     0.92                 1                      1.0875
12-Jan-99                      0.93                     0.9                  0.98                   1.0584
13-Jan-99                      0.94                     0.9                  0.94                   1.0566
14-Jan-99                      0.93                     0.9                  0.94                   1.0384
15-Jan-99                      0.95                     0.94                 0.97                   1.0709
18-Jan-99                      0.95                     0.94                 0.97                   1.0709
19-Jan-99                      0.97                     0.97                 0.97                   1.0983
20-Jan-99                      0.98                     1.02                 0.97                   1.1016
21-Jan-99                      0.99                     1.05                 0.97                   1.0693
22-Jan-99                      0.98                     1.02                 0.98                   1.0667
25-Jan-99                      0.98                     1.02                 0.97                   1.0805
26-Jan-99                      0.99                     1.02                 0.98                   1.1098
27-Jan-99                      0.98                     1.02                 0.98                   1.0978
28-Jan-99                      0.98                     1.02                 0.98                   1.1298
29-Jan-99                      1                        1.02                 0.96                   1.1428
1-Feb-99                       1.01                     1                    0.95                   1.1448
2-Feb-99                       0.99                     0.96                 0.94                   1.1235
3-Feb-99                       0.99                     0.99                 0.96                   1.1371
4-Feb-99                       0.99                     0.98                 0.95                   1.0991
5-Feb-99                       1                        0.97                 0.92                   1.0825
8-Feb-99                       0.98                     0.95                 0.92                   1.0968
9-Feb-99                       0.97                     0.98                 0.89                   1.0539
10-Feb-99                      0.98                     0.98                 0.89                   1.0533
11-Feb-99                      1                        0.96                 0.89                   1.0971
12-Feb-99                      0.98                     0.98                 0.87                   1.0589
15-Feb-99                      0.98                     0.98                 0.87                   1.0589
16-Feb-99                      0.98                     0.99                 0.88                   1.0553
17-Feb-99                      0.97                     0.98                 0.87                   1.0256
18-Feb-99                      0.98                     0.95                 0.89                   1.0309
19-Feb-99                      0.98                     0.95                 0.9                    1.0415
22-Feb-99                      0.99                     1.03                 0.89                   1.0681
23-Feb-99                      0.99                     1                    0.89                   1.0838
24-Feb-99                      0.98                     0.98                 0.88                   1.0669
25-Feb-99                      0.97                     0.99                 0.88                   1.0612
26-Feb-99                      0.97                     1.03                 0.88                   1.0435
1-Mar-99                       0.98                     1                    0.87                   1.0467
2-Mar-99                       0.98                     1                    0.89                   1.0303
3-Mar-99                       0.97                     0.98                 0.91                   1.0331
4-Mar-99                       0.97                     0.98                 0.89                   1.0457
5-Mar-99                       0.97                     0.98                 0.9                    1.0659
8-Mar-99                       0.98                     0.98                 0.93                   1.0935
9-Mar-99                       1                        0.98                 0.93                   1.0913
10-Mar-99                      1.01                     0.98                 0.94                   1.0973
11-Mar-99                      1.01                     0.98                 0.94                   1.1001
12-Mar-99                      1.02                     0.97                 0.94                   1.0861
15-Mar-99                      1.02                     0.98                 0.93                   1.1089
16-Mar-99                      1.02                     0.98                 0.92                   1.1125
17-Mar-99                      1.03                     0.98                 0.91                   1.1078
18-Mar-99                      1.03                     0.97                 0.91                   1.1233
19-Mar-99                      1.02                     0.97                 0.89                   1.1042
22-Mar-99                      1.01                     0.98                 0.9                    1.0927
23-Mar-99                      0.99                     0.96                 0.89                   1.0594
24-Mar-99                      0.99                     0.95                 0.91                   1.0787
25-Mar-99                      1.01                     0.95                 0.92                   1.1104
26-Mar-99                      1.02                     0.93                 0.94                   1.1033
29-Mar-99                      1.03                     0.94                 0.93                   1.1369
30-Mar-99                      1.03                     0.94                 0.91                   1.1312
31-Mar-99                      1.03                     0.89                 0.89                   1.1225
1-Apr-99                       1.04                     0.92                 0.94                   1.1371
2-Apr-99                       1.04                     0.92                 0.94                   1.1371
5-Apr-99                       1.03                     0.9                  0.9                    1.1675
6-Apr-99                       1.02                     0.9                  0.89                   1.169
7-Apr-99                       1.01                     0.9                  0.88                   1.1604
8-Apr-99                       1.01                     0.91                 0.88                   1.1736
9-Apr-99                       1.02                     0.9                  0.89                   1.1826
12-Apr-99                      1.02                     0.9                  0.88                   1.1852
13-Apr-99                      1.03                     0.88                 0.89                   1.1782
14-Apr-99                      1.04                     0.88                 0.89                   1.1435
15-Apr-99                      1.02                     0.9                  0.88                   1.1501
16-Apr-99                      1.04                     0.9                  0.89                   1.1329
19-Apr-99                      1.03                     0.91                 0.91                   1.0697
20-Apr-99                      1.03                     0.94                 0.93                   1.0989
21-Apr-99                      1.06                     0.94                 0.93                   1.1352
22-Apr-99                      1.07                     0.94                 0.95                   1.1683
23-Apr-99                      1.08                     0.94                 0.97                   1.1815
26-Apr-99                      1.08                     0.96                 0.95                   1.2095
27-Apr-99                      1.08                     0.97                 0.95                   1.1869
28-Apr-99                      1.07                     1                    0.96                   1.1631
29-Apr-99                      1.09                     1                    0.96                   1.1531
30-Apr-99                      1.08                     1                    0.95                   1.1597
3-May-99                       1.1                      1.02                 0.96                   1.1564
4-May-99                       1.11                     1.02                 0.98                   1.1334
5-May-99                       1.11                     0.99                 1                      1.1559
6-May-99                       1.11                     0.99                 1.01                   1.1275
7-May-99                       1.12                     0.99                 1.03                   1.1418
10-May-99                      1.12                     1.01                 1.05                   1.1522
11-May-99                      1.14                     1                    1.06                   1.1706
12-May-99                      1.13                     1                    1.08                   1.1887
13-May-99                      1.14                     1.01                 1.08                   1.1775
14-May-99                      1.13                     1                    1.08                   1.1529
17-May-99                      1.12                     0.99                 1.09                   1.1684
18-May-99                      1.12                     0.99                 1.08                   1.1668
19-May-99                      1.12                     0.99                 1.08                   1.1755
20-May-99                      1.12                     0.99                 1.07                   1.1594
21-May-99                      1.13                     0.99                 1.09                   1.1493
24-May-99                      1.12                     0.99                 1.09                   1.119
25-May-99                      1.12                     1.01                 1.08                   1.0858
26-May-99                      1.11                     1                    1.08                   1.1069
27-May-99                      1.12                     0.99                 1.05                   1.1033
28-May-99                      1.13                     0.99                 1.07                   1.1267
31-May-99                      1.13                     0.99                 1.07                   1.1267
1-Jun-99                       1.14                     1.05                 1.07                   1.1
2-Jun-99                       1.15                     1.04                 1.06                   1.1093
3-Jun-99                       1.15                     1.08                 1.05                   1.0961
4-Jun-99                       1.17                     1.1                  1.07                   1.1303
7-Jun-99                       1.19                     1.1                  1.07                   1.1512
8-Jun-99                       1.17                     1.1                  1.07                   1.1286
9-Jun-99                       1.15                     1.1                  1.07                   1.149
10-Jun-99                      1.15                     1.08                 1.06                   1.1331
11-Jun-99                      1.14                     1.09                 1.06                   1.1164
14-Jun-99                      1.14                     1.08                 1.04                   1.0938
15-Jun-99                      1.15                     1.04                 1.04                   1.1012
16-Jun-99                      1.14                     1.06                 1.06                   1.1483
17-Jun-99                      1.16                     1.08                 1.06                   1.1603
18-Jun-99                      1.15                     1.07                 1.05                   1.1691
21-Jun-99                      1.15                     1.06                 1.06                   1.1996
22-Jun-99                      1.16                     1.07                 1.06                   1.1768
23-Jun-99                      1.16                     1.07                 1.06                   1.1849
24-Jun-99                      1.17                     1.11                 1.06                   1.1648
25-Jun-99                      1.17                     1.11                 1.06                   1.1642
28-Jun-99                      1.18                     1.15                 1.07                   1.1869
29-Jun-99                      1.19                     1.15                 1.06                   1.205
30-Jun-99                      1.19                     1.19                 1.08                   1.225
1-Jul-99                       1.19                     1.21                 1.07                   1.2342
2-Jul-99                       1.2                      1.21                 1.06                   1.2501
5-Jul-99                       1.2                      1.21                 1.06                   1.2501
6-Jul-99                       1.19                     1.21                 1.05                   1.2481
7-Jul-99                       1.18                     1.21                 1.04                   1.251
8-Jul-99                       1.19                     1.33                 1.03                   1.2641
9-Jul-99                       1.21                     1.33                 1.04                   1.2738
12-Jul-99                      1.23                     1.35                 1.03                   1.2726
13-Jul-99                      1.23                     1.44                 1.06                   1.267
14-Jul-99                      1.25                     1.56                 1.06                   1.2852
15-Jul-99                      1.25                     1.53                 1.06                   1.2949
16-Jul-99                      1.25                     1.77                 1.06                   1.3064
19-Jul-99                      1.24                     1.69                 1.04                   1.2908
20-Jul-99                      1.23                     1.62                 1.03                   1.246
21-Jul-99                      1.22                     1.56                 1.04                   1.2595
22-Jul-99                      1.21                     1.52                 1.02                   1.2243
23-Jul-99                      1.19                     1.65                 1.01                   1.2279
26-Jul-99                      1.19                     1.6                  1.02                   1.1945
27-Jul-99                      1.2                      1.61                 1.02                   1.2219
28-Jul-99                      1.19                     1.63                 1                      1.234
29-Jul-99                      1.2                      1.63                 0.99                   1.204
30-Jul-99                      1.21                     1.65                 1.01                   1.2033
2-Aug-99                       1.21                     1.63                 0.98                   1.1965
3-Aug-99                       1.2                      1.6                  0.96                   1.1803
4-Aug-99                       1.19                     1.57                 0.94                   1.1584
5-Aug-99                       1.19                     1.54                 0.92                   1.1702
6-Aug-99                       1.19                     1.46                 0.94                   1.162
9-Aug-99                       1.15                     1.51                 0.94                   1.1488
10-Aug-99                      1.14                     1.5                  0.93                   1.1356
11-Aug-99                      1.14                     1.53                 0.94                   1.1698
12-Aug-99                      1.13                     1.54                 0.93                   1.1627
13-Aug-99                      1.13                     1.56                 0.93                   1.203
16-Aug-99                      1.15                     1.59                 0.91                   1.2064
17-Aug-99                      1.15                     1.63                 0.91                   1.2182
18-Aug-99                      1.16                     1.65                 0.9                    1.2121
19-Aug-99                      1.16                     1.62                 0.89                   1.1955
20-Aug-99                      1.15                     1.62                 0.9                    1.2078
23-Aug-99                      1.16                     1.63                 0.93                   1.2403
24-Aug-99                      1.16                     1.6                  0.93                   1.2552
25-Aug-99                      1.15                     1.57                 0.89                   1.2795
26-Aug-99                      1.14                     1.52                 0.88                   1.2654
27-Aug-99                      1.14                     1.52                 0.76                   1.2582
30-Aug-99                      1.13                     1.49                 0.76                   1.2372
31-Aug-99                      1.12                     1.52                 0.74                   1.2493
1-Sep-99                       1.15                     1.48                 0.76                   1.2545
2-Sep-99                       1.13                     1.51                 0.76                   1.247
3-Sep-99                       1.16                     1.5                  0.76                   1.2966
6-Sep-99                       1.16                     1.5                  0.76                   1.2966
7-Sep-99                       1.17                     1.52                 0.76                   1.294
8-Sep-99                       1.15                     1.49                 0.75                   1.281
9-Sep-99                       1.15                     1.49                 0.75                   1.3007
10-Sep-99                      1.16                     1.43                 0.76                   1.3167
13-Sep-99                      1.17                     1.46                 0.77                   1.2974
14-Sep-99                      1.17                     1.47                 0.77                   1.3081
15-Sep-99                      1.18                     1.46                 0.78                   1.2834
16-Sep-99                      1.16                     1.46                 0.78                   1.28
17-Sep-99                      1.17                     1.46                 0.78                   1.3087
20-Sep-99                      1.16                     1.44                 0.78                   1.3163
21-Sep-99                      1.14                     1.38                 0.76                   1.2866
22-Sep-99                      1.14                     1.41                 0.73                   1.3035
23-Sep-99                      1.13                     1.43                 0.71                   1.2541
24-Sep-99                      1.14                     1.44                 0.72                   1.2498
27-Sep-99                      1.16                     1.48                 0.72                   1.2595
28-Sep-99                      1.15                     1.49                 0.71                   1.257
29-Sep-99                      1.17                     1.47                 0.69                   1.2452
30-Sep-99                      1.18                     1.51                 0.71                   1.2524
1-Oct-99                       1.15                     1.48                 0.7                    1.2482
4-Oct-99                       1.16                     1.46                 0.7                    1.2751
5-Oct-99                       1.16                     1.46                 0.68                   1.2768
6-Oct-99                       1.17                     1.49                 0.7                    1.3031
7-Oct-99                       1.16                     1.46                 0.69                   1.3047
8-Oct-99                       1.19                     1.4                  0.7                    1.3165
11-Oct-99                      1.18                     1.46                 0.69                   1.3299
12-Oct-99                      1.16                     1.41                 0.7                    1.31
13-Oct-99                      1.17                     1.4                  0.68                   1.2775
14-Oct-99                      1.16                     1.4                  0.7                    1.2801
15-Oct-99                      1.15                     1.39                 0.68                   1.2459
18-Oct-99                      1.15                     1.43                 0.67                   1.2264
19-Oct-99                      1.16                     1.52                 0.66                   1.226
20-Oct-99                      1.14                     1.48                 0.66                   1.2716
21-Oct-99                      1.13                     1.46                 0.65                   1.2779
22-Oct-99                      1.13                     1.46                 0.64                   1.2845
25-Oct-99                      1.13                     1.51                 0.64                   1.2842
26-Oct-99                      1.1                      1.5                  0.64                   1.2822
27-Oct-99                      1.1                      1.5                  0.64                   1.2781
28-Oct-99                      1.1                      1.48                 0.66                   1.3113
29-Oct-99                      1.12                     1.45                 0.67                   1.3529
1-Nov-99                       1.11                     1.44                 0.67                   1.3534
2-Nov-99                       1.11                     1.48                 0.69                   1.3598
3-Nov-99                       1.12                     1.52                 0.67                   1.3812
4-Nov-99                       1.12                     1.48                 0.67                   1.3937
5-Nov-99                       1.12                     1.51                 0.65                   1.4148
8-Nov-99                       1.1                      1.48                 0.62                   1.4338
9-Nov-99                       1.12                     1.44                 0.61                   1.4252
10-Nov-99                      1.14                     1.43                 0.66                   1.4393
11-Nov-99                      1.13                     1.43                 0.66                   1.4582
12-Nov-99                      1.13                     1.49                 0.67                   1.469
15-Nov-99                      1.14                     1.52                 0.68                   1.4683
16-Nov-99                      1.15                     1.54                 0.67                   1.5018
17-Nov-99                      1.14                     1.48                 0.66                   1.491
18-Nov-99                      1.14                     1.44                 0.66                   1.5265
19-Nov-99                      1.13                     1.45                 0.65                   1.5366
22-Nov-99                      1.12                     1.43                 0.63                   1.5472
23-Nov-99                      1.1                      1.41                 0.62                   1.5246
24-Nov-99                      1.09                     1.4                  0.61                   1.56
25-Nov-99                      1.09                     1.4                  0.61                   1.56
26-Nov-99                      1.09                     1.4                  0.62                   1.5724
29-Nov-99                      1.09                     1.35                 0.62                   1.5604
30-Nov-99                      1.09                     1.4                  0.63                   1.5215
1-Dec-99                       1.07                     1.46                 0.62                   1.5295
2-Dec-99                       1.07                     1.5                  0.62                   1.5747
3-Dec-99                       1.07                     1.48                 0.62                   1.6056
6-Dec-99                       1.05                     1.46                 0.62                   1.6172
7-Dec-99                       1.05                     1.46                 0.6                    1.6359
8-Dec-99                       1.03                     1.43                 0.6                    1.6355
9-Dec-99                       1                        1.48                 0.6                    1.6392
10-Dec-99                      0.99                     1.5                  0.56                   1.6511
13-Dec-99                      0.98                     1.41                 0.56                   1.6683
14-Dec-99                      0.97                     1.39                 0.56                   1.6289
15-Dec-99                      0.98                     1.36                 0.58                   1.6518
16-Dec-99                      1                        1.34                 0.6                    1.6943
17-Dec-99                      1                        1.4                  0.61                   1.7116
20-Dec-99                      0.98                     1.41                 0.61                   1.7257
21-Dec-99                      1                        1.4                  0.61                   1.7837
22-Dec-99                      1.01                     1.41                 0.62                   1.7956
23-Dec-99                      1.03                     1.44                 0.62                   1.8103
24-Dec-99                      1.03                     1.44                 0.62                   1.8103
27-Dec-99                      1.03                     1.43                 0.63                   1.813
28-Dec-99                      1.03                     1.45                 0.6                    1.8115
29-Dec-99                      1.05                     1.47                 0.62                   1.8432
30-Dec-99                      1.05                     1.54                 0.63                   1.8411
31-Dec-99                      1.08                     1.55                 0.63                   1.8559
3-Jan-00                       1.04                     1.55                 0.61                   1.8841
4-Jan-00                       1.02                     1.55                 0.61                   1.7794
5-Jan-00                       1.02                     1.68                 0.63                   1.7684
6-Jan-00                       1.02                     1.68                 0.64                   1.6998
7-Jan-00                       1.02                     1.68                 0.64                   1.7707
10-Jan-00                      1.03                     1.68                 0.63                   1.8469
11-Jan-00                      1.02                     1.68                 0.61                   1.7883
12-Jan-00                      1.03                     1.68                 0.6                    1.7558
13-Jan-00                      1.07                     1.64                 0.61                   1.8047
14-Jan-00                      1.08                     1.71                 0.64                   1.8536
17-Jan-00                      1.08                     1.71                 0.64                   1.8536
18-Jan-00                      1.07                     1.71                 0.65                   1.8839
19-Jan-00                      1.07                     1.74                 0.66                   1.8932
20-Jan-00                      1.07                     1.67                 0.66                   1.9107
21-Jan-00                      1.07                     1.62                 0.66                   1.9316
24-Jan-00                      1.06                     1.62                 0.65                   1.8681
25-Jan-00                      1.05                     1.61                 0.66                   1.9006
26-Jan-00                      1.04                     1.61                 0.66                   1.8561
27-Jan-00                      1.04                     1.59                 0.65                   1.8423
28-Jan-00                      1.03                     1.55                 0.66                   1.7727
31-Jan-00                      1.01                     1.54                 0.65                   1.797
1-Feb-00                       1.01                     1.55                 0.65                   1.8479
2-Feb-00                       1.01                     1.55                 0.64                   1.858
3-Feb-00                       1.03                     1.54                 0.64                   1.9205
4-Feb-00                       1.03                     1.54                 0.64                   1.9356
7-Feb-00                       1.02                     1.54                 0.65                   1.971
8-Feb-00                       1.05                     1.54                 0.66                   2.0192
9-Feb-00                       1.02                     1.52                 0.66                   1.9899
10-Feb-00                      1                        1.48                 0.65                   2.0457
11-Feb-00                      0.97                     1.48                 0.66                   2.0046
14-Feb-00                      0.96                     1.52                 0.65                   2.0151
15-Feb-00                      0.98                     1.52                 0.66                   2.0161
16-Feb-00                      0.99                     1.5                  0.66                   2.0193
17-Feb-00                      0.97                     1.49                 0.66                   2.0746
18-Feb-00                      0.94                     1.48                 0.66                   2.012
21-Feb-00                      0.94                     1.48                 0.66                   2.012
22-Feb-00                      0.95                     1.42                 0.65                   1.9985
23-Feb-00                      0.95                     1.38                 0.65                   2.0752
24-Feb-00                      0.93                     1.39                 0.66                   2.1059
25-Feb-00                      0.92                     1.41                 0.65                   2.0935
28-Feb-00                      0.93                     1.43                 0.65                   2.0878
29-Feb-00                      0.97                     1.41                 0.66                   2.142
1-Mar-00                       0.97                     1.34                 0.65                   2.1818
2-Mar-00                       0.95                     1.36                 0.64                   2.1683
3-Mar-00                       0.98                     1.35                 0.63                   2.2414
6-Mar-00                       0.99                     1.36                 0.63                   2.2369
7-Mar-00                       0.96                     1.36                 0.64                   2.2109
8-Mar-00                       0.97                     1.4                  0.6                    2.2334
9-Mar-00                       0.98                     1.4                  0.64                   2.3017
10-Mar-00                      0.97                     1.39                 0.64                   2.3025
13-Mar-00                      0.95                     1.48                 0.63                   2.238
14-Mar-00                      0.94                     1.5                  0.62                   2.1465
15-Mar-00                      1                        1.52                 0.62                   2.09
16-Mar-00                      1.05                     1.51                 0.63                   2.1514
17-Mar-00                      1.05                     1.53                 0.64                   2.1882
20-Mar-00                      1.02                     1.55                 0.65                   2.1024
21-Mar-00                      1.04                     1.55                 0.64                   2.1488
22-Mar-00                      1.01                     1.57                 0.65                   2.2186
23-Mar-00                      1.01                     1.55                 0.65                   2.2532
24-Mar-00                      1                        1.55                 0.66                   2.2634
27-Mar-00                      1.01                     1.53                 0.66                   2.2614
28-Mar-00                      1.01                     1.51                 0.68                   2.2045
29-Mar-00                      1.03                     1.53                 0.68                   2.1183
30-Mar-00                      1.05                     1.52                 0.69                   2.0331
31-Mar-00                      1.07                     1.52                 0.69                   2.0855
3-Apr-00                       1.1                      1.5                  0.66                   1.9263
4-Apr-00                       1.08                     1.5                  0.63                   1.8921
5-Apr-00                       1.1                      1.48                 0.63                   1.9014
6-Apr-00                       1.11                     1.49                 0.64                   1.9463
7-Apr-00                       1.12                     1.49                 0.63                   2.0279
10-Apr-00                      1.11                     1.48                 0.62                   1.9101
11-Apr-00                      1.14                     1.43                 0.61                   1.8497
12-Apr-00                      1.15                     1.42                 0.61                   1.7192
13-Apr-00                      1.12                     1.41                 0.62                   1.6768
14-Apr-00                      1.1                      1.41                 0.61                   1.5147
17-Apr-00                      1.1                      1.42                 0.6                    1.6141
18-Apr-00                      1.12                     1.41                 0.62                   1.7301
19-Apr-00                      1.12                     1.42                 0.65                   1.6903
20-Apr-00                      1.13                     1.47                 0.69                   1.6618
21-Apr-00                      1.13                     1.47                 0.69                   1.6618
24-Apr-00                      1.15                     1.46                 0.68                   1.5882
25-Apr-00                      1.2                      1.46                 0.7                    1.6925
26-Apr-00                      1.22                     1.47                 0.68                   1.6555
27-Apr-00                      1.2                      1.47                 0.68                   1.7212
28-Apr-00                      1.2                      1.48                 0.69                   1.7607
1-May-00                       1.2                      1.48                 0.69                   1.8051
2-May-00                       1.17                     1.61                 0.67                   1.7264
3-May-00                       1.15                     1.68                 0.67                   1.6908
4-May-00                       1.15                     1.68                 0.67                   1.6967
5-May-00                       1.18                     1.71                 0.67                   1.7407
8-May-00                       1.16                     1.71                 0.67                   1.6735
9-May-00                       1.19                     1.71                 0.67                   1.635
10-May-00                      1.21                     1.68                 0.66                   1.5436
11-May-00                      1.24                     1.68                 0.66                   1.596
12-May-00                      1.25                     1.67                 0.65                   1.6095
15-May-00                      1.27                     1.69                 0.65                   1.6453
16-May-00                      1.29                     1.71                 0.66                   1.6954
17-May-00                      1.26                     1.7                  0.64                   1.6623
18-May-00                      1.24                     1.68                 0.65                   1.6139
19-May-00                      1.21                     1.7                  0.63                   1.5462
22-May-00                      1.18                     1.68                 0.62                   1.5343
23-May-00                      1.19                     1.69                 0.61                   1.4432
24-May-00                      1.19                     1.68                 0.61                   1.4916
25-May-00                      1.15                     1.69                 0.59                   1.4618
26-May-00                      1.14                     1.69                 0.61                   1.4617
29-May-00                      1.14                     1.69                 0.61                   1.4617
30-May-00                      1.16                     1.68                 0.63                   1.5777
31-May-00                      1.12                     1.69                 0.63                   1.551
1-Jun-00                       1.13                     1.68                 0.63                   1.6338
2-Jun-00                       1.17                     1.68                 0.65                   1.7391
5-Jun-00                       1.17                     1.68                 0.65                   1.743
6-Jun-00                       1.16                     1.68                 0.65                   1.7131
7-Jun-00                       1.19                     1.69                 0.66                   1.7509
8-Jun-00                       1.17                     1.68                 0.65                   1.7447
9-Jun-00                       1.19                     1.64                 0.65                   1.7672
12-Jun-00                      1.16                     1.62                 0.66                   1.7184
13-Jun-00                      1.17                     1.48                 0.66                   1.7563
14-Jun-00                      1.17                     1.48                 0.67                   1.7319
15-Jun-00                      1.18                     1.5                  0.68                   1.7539
16-Jun-00                      1.16                     1.46                 0.68                   1.7607
19-Jun-00                      1.17                     1.46                 0.68                   1.8196
20-Jun-00                      1.17                     1.42                 0.69                   1.8303
21-Jun-00                      1.15                     1.41                 0.69                   1.8534
22-Jun-00                      1.13                     1.4                  0.7                    1.7954
23-Jun-00                      1.12                     1.39                 0.69                   1.7537
26-Jun-00                      1.17                     1.41                 0.68                   1.7842
27-Jun-00                      1.16                     1.43                 0.68                   1.7599
28-Jun-00                      1.19                     1.45                 0.67                   1.797
29-Jun-00                      1.2                      1.48                 0.67                   1.7683
30-Jun-00                      1.18                     1.49                 0.65                   1.8088
3-Jul-00                       1.19                     1.49                 0.66                   1.8206
4-Jul-00                       1.19                     1.49                 0.66                   1.8206
5-Jul-00                       1.17                     1.5                  0.68                   1.7618
6-Jul-00                       1.19                     1.5                  0.67                   1.8063
7-Jul-00                       1.23                     1.52                 0.67                   1.8348
10-Jul-00                      1.22                     1.53                 0.67                   1.8153
11-Jul-00                      1.23                     1.53                 0.67                   1.8044
12-Jul-00                      1.24                     1.54                 0.66                   1.8697
13-Jul-00                      1.22                     1.55                 0.66                   1.904
14-Jul-00                      1.22                     1.62                 0.66                   1.9365
17-Jul-00                      1.22                     1.75                 0.67                   1.9495
18-Jul-00                      1.2                      1.72                 0.66                   1.905
19-Jul-00                      1.21                     1.69                 0.65                   1.8496
20-Jul-00                      1.25                     1.74                 0.66                   1.9084
21-Jul-00                      1.24                     1.75                 0.66                   1.8673
24-Jul-00                      1.23                     1.72                 0.65                   1.8158
25-Jul-00                      1.24                     1.66                 0.64                   1.8377
26-Jul-00                      1.24                     1.66                 0.64                   1.8186
27-Jul-00                      1.19                     1.64                 0.64                   1.7523
28-Jul-00                      1.16                     1.66                 0.63                   1.6706
31-Jul-00                      1.14                     1.67                 0.63                   1.718
1-Aug-00                       1.15                     1.68                 0.63                   1.6808
2-Aug-00                       1.19                     1.68                 0.61                   1.6685
3-Aug-00                       1.2                      1.66                 0.61                   1.7147
4-Aug-00                       1.23                     1.64                 0.62                   1.7273
7-Aug-00                       1.23                     1.61                 0.61                   1.7618
8-Aug-00                       1.23                     1.61                 0.6                    1.7552
9-Aug-00                       1.22                     1.59                 0.62                   1.7574
10-Aug-00                      1.23                     1.57                 0.61                   1.7148
11-Aug-00                      1.25                     1.56                 0.61                   1.7282
14-Aug-00                      1.24                     1.58                 0.61                   1.7557
15-Aug-00                      1.22                     1.56                 0.61                   1.7566
16-Aug-00                      1.23                     1.55                 0.61                   1.7609
17-Aug-00                      1.23                     1.54                 0.6                    1.7973
18-Aug-00                      1.22                     1.52                 0.61                   1.7925
21-Aug-00                      1.23                     1.52                 0.6                    1.8029
22-Aug-00                      1.22                     1.52                 0.61                   1.8052
23-Aug-00                      1.22                     1.5                  0.62                   1.8293
24-Aug-00                      1.23                     1.52                 0.62                   1.8485
25-Aug-00                      1.23                     1.47                 0.62                   1.8437
28-Aug-00                      1.23                     1.46                 0.61                   1.8564
29-Aug-00                      1.23                     1.4                  0.61                   1.8617
30-Aug-00                      1.23                     1.35                 0.61                   1.8716
31-Aug-00                      1.22                     1.35                 0.63                   1.9184
1-Sep-00                       1.22                     1.13                 0.63                   1.9311
4-Sep-00                       1.22                     1.13                 0.63                   1.9311
5-Sep-00                       1.21                     1.12                 0.63                   1.8895
6-Sep-00                       1.23                     1.11                 0.63                   1.8303
7-Sep-00                       1.22                     1.07                 0.63                   1.8691
8-Sep-00                       1.19                     1.07                 0.63                   1.8144
11-Sep-00                      1.19                     1.06                 0.63                   1.777
12-Sep-00                      1.19                     0.99                 0.62                   1.7556
13-Sep-00                      1.2                      1.01                 0.62                   1.7759
14-Sep-00                      1.21                     1.05                 0.62                   1.785
15-Sep-00                      1.21                     1.05                 0.62                   1.7491
18-Sep-00                      1.19                     1.07                 0.62                   1.6995
19-Sep-00                      1.19                     1.07                 0.6                    1.763
20-Sep-00                      1.17                     1.05                 0.59                   1.7775
21-Sep-00                      1.16                     1.05                 0.59                   1.7462
22-Sep-00                      1.19                     1.03                 0.58                   1.7347
25-Sep-00                      1.19                     1.01                 0.58                   1.7062
26-Sep-00                      1.17                     1.01                 0.59                   1.6825
27-Sep-00                      1.15                     0.95                 0.58                   1.6675
28-Sep-00                      1.14                     0.97                 0.58                   1.7231
29-Sep-00                      1.12                     0.95                 0.57                   1.675
2-Oct-00                       1.12                     0.98                 0.56                   1.6276
3-Oct-00                       1.11                     0.99                 0.57                   1.5761
4-Oct-00                       1.13                     0.99                 0.57                   1.6067
5-Oct-00                       1.13                     1                    0.57                   1.5835
6-Oct-00                       1.09                     0.98                 0.56                   1.5328
9-Oct-00                       1.08                     0.98                 0.56                   1.5303
10-Oct-00                      1.11                     0.98                 0.55                   1.4779
11-Oct-00                      1.08                     0.94                 0.55                   1.445
12-Oct-00                      1.05                     0.94                 0.55                   1.4022
13-Oct-00                      1.09                     0.89                 0.56                   1.5126
16-Oct-00                      1.08                     0.91                 0.56                   1.5006
17-Oct-00                      1.07                     0.87                 0.56                   1.4658
18-Oct-00                      1.06                     0.85                 0.56                   1.4464
19-Oct-00                      1.1                      0.86                 0.56                   1.5591
20-Oct-00                      1.13                     0.86                 0.56                   1.5885
23-Oct-00                      1.14                     0.87                 0.55                   1.5819
24-Oct-00                      1.16                     1.02                 0.56                   1.5596
25-Oct-00                      1.15                     1.12                 0.58                   1.4729
26-Oct-00                      1.16                     1.12                 0.6                    1.4923
27-Oct-00                      1.19                     1.1                  0.6                    1.4951
30-Oct-00                      1.21                     1.07                 0.61                   1.4555
31-Oct-00                      1.24                     1.03                 0.6                    1.5368
1-Nov-00                       1.24                     1.07                 0.6                    1.5202
2-Nov-00                       1.26                     1.09                 0.61                   1.5638
3-Nov-00                       1.28                     1.16                 0.61                   1.5741
6-Nov-00                       1.3                      1.15                 0.61                   1.558
7-Nov-00                       1.31                     1.17                 0.6                    1.5578
8-Nov-00                       1.29                     1.16                 0.6                    1.4739
9-Nov-00                       1.27                     1.15                 0.6                    1.4596
10-Nov-00                      1.24                     1.16                 0.59                   1.3814
13-Nov-00                      1.23                     1.15                 0.6                    1.353
14-Nov-00                      1.26                     1.15                 0.59                   1.4312
15-Nov-00                      1.29                     1.16                 0.61                   1.4437
16-Nov-00                      1.28                     1.15                 0.6                    1.3827
17-Nov-00                      1.28                     1.15                 0.6                    1.3806
20-Nov-00                      1.26                     1.15                 0.61                   1.3115
21-Nov-00                      1.23                     1.15                 0.61                   1.3096
22-Nov-00                      1.22                     1.17                 0.62                   1.2566
23-Nov-00                      1.22                     1.17                 0.62                   1.2566
24-Nov-00                      1.24                     1.17                 0.63                   1.3246
27-Nov-00                      1.25                     1.17                 0.62                   1.3137
28-Nov-00                      1.25                     1.16                 0.62                   1.2473
29-Nov-00                      1.24                     1.16                 0.63                   1.2345
30-Nov-00                      1.23                     1.16                 0.61                   1.1848
1-Dec-00                       1.26                     1.16                 0.63                   1.2064
4-Dec-00                       1.25                     1.17                 0.63                   1.1929
5-Dec-00                       1.27                     1.17                 0.63                   1.3179
6-Dec-00                       1.28                     1.17                 0.62                   1.2754
7-Dec-00                       1.3                      1.16                 0.62                   1.2554
8-Dec-00                       1.3                      1.19                 0.63                   1.3305
11-Dec-00                      1.32                     1.19                 0.64                   1.3751
12-Dec-00                      1.3                      1.19                 0.64                   1.3371
13-Dec-00                      1.3                      1.17                 0.63                   1.2874
14-Dec-00                      1.29                     1.16                 0.63                   1.2444
15-Dec-00                      1.28                     1.17                 0.62                   1.2101
18-Dec-00                      1.29                     1.19                 0.62                   1.1969
19-Dec-00                      1.28                     1.17                 0.6                    1.1455
20-Dec-00                      1.28                     1.17                 0.58                   1.0639
21-Dec-00                      1.28                     1.15                 0.58                   1.0672
22-Dec-00                      1.29                     1.16                 0.58                   1.1479
25-Dec-00                      1.29                     1.16                 0.58                   1.1479
26-Dec-00                      1.27                     1.17                 0.59                   1.1372
27-Dec-00                      1.31                     1.16                 0.61                   1.1581
28-Dec-00                      1.32                     1.16                 0.62                   1.1665
29-Dec-00                      1.33                     1.15                 0.63                   1.1267
1-Jan-01                       1.33                     1.15                 0.63                   1.1267
2-Jan-01                       1.28                     1.15                 0.61                   1.0452
3-Jan-01                       1.28                     1.16                 0.62                   1.1934
4-Jan-01                       1.31                     1.14                 0.62                   1.1706
5-Jan-01                       1.3                      1.17                 0.62                   1.098
8-Jan-01                       1.29                     1.15                 0.63                   1.0927
9-Jan-01                       1.28                     1.14                 0.62                   1.1134
10-Jan-01                      1.31                     1.15                 0.63                   1.1512
11-Jan-01                      1.33                     1.15                 0.64                   1.2043
12-Jan-01                      1.33                     1.15                 0.64                   1.1978
15-Jan-01                      1.33                     1.15                 0.64                   1.1978
16-Jan-01                      1.33                     1.15                 0.65                   1.1942
17-Jan-01                      1.37                     1.14                 0.65                   1.2235
18-Jan-01                      1.39                     1.16                 0.64                   1.2626
19-Jan-01                      1.39                     1.16                 0.63                   1.2635
22-Jan-01                      1.39                     1.16                 0.63                   1.2578
23-Jan-01                      1.41                     1.16                 0.63                   1.2954
24-Jan-01                      1.39                     1.15                 0.62                   1.3039
25-Jan-01                      1.36                     1.16                 0.63                   1.2561
26-Jan-01                      1.35                     1.15                 0.62                   1.2684
29-Jan-01                      1.36                     1.15                 0.62                   1.2945
30-Jan-01                      1.36                     1.16                 0.61                   1.2945
31-Jan-01                      1.36                     1.15                 0.63                   1.2645
1-Feb-01                       1.36                     1.15                 0.63                   1.2691
2-Feb-01                       1.33                     1.15                 0.62                   1.2134
5-Feb-01                       1.33                     1.14                 0.62                   1.2055
6-Feb-01                       1.36                     1.15                 0.65                   1.2152
7-Feb-01                       1.36                     1.15                 0.65                   1.1893
8-Feb-01                       1.36                     1.15                 0.65                   1.1685
9-Feb-01                       1.36                     1.16                 0.66                   1.1269
12-Feb-01                      1.37                     1.15                 0.65                   1.1354
13-Feb-01                      1.37                     1.15                 0.64                   1.1072
14-Feb-01                      1.34                     1.15                 0.65                   1.1362
15-Feb-01                      1.34                     1.15                 0.67                   1.1643
16-Feb-01                      1.34                     1.14                 0.67                   1.1061
19-Feb-01                      1.34                     1.14                 0.67                   1.1061
20-Feb-01                      1.35                     1.14                 0.66                   1.0573
21-Feb-01                      1.33                     1.15                 0.65                   1.0348
22-Feb-01                      1.34                     1.14                 0.63                   1.0238
23-Feb-01                      1.34                     1.12                 0.63                   1.0318
26-Feb-01                      1.37                     1.12                 0.63                   1.0528
27-Feb-01                      1.36                     1.12                 0.63                   1.0069
28-Feb-01                      1.36                     1.17                 0.64                   0.9814
1-Mar-01                       1.35                     1.3                  0.63                   0.9957
2-Mar-01                       1.36                     1.3                  0.63                   0.9658
5-Mar-01                       1.37                     1.29                 0.64                   0.9773
6-Mar-01                       1.39                     1.29                 0.63                   1.0054
7-Mar-01                       1.41                     1.29                 0.63                   1.0142
8-Mar-01                       1.41                     1.3                  0.64                   0.9891
9-Mar-01                       1.41                     1.3                  0.63                   0.9362
12-Mar-01                      1.38                     1.29                 0.63                   0.8772
13-Mar-01                      1.35                     1.29                 0.64                   0.9189
14-Mar-01                      1.32                     1.3                  0.62                   0.8994
15-Mar-01                      1.32                     1.3                  0.62                   0.8851
16-Mar-01                      1.32                     1.31                 0.62                   0.8624
19-Mar-01                      1.35                     1.31                 0.62                   0.8899
20-Mar-01                      1.34                     1.31                 0.62                   0.8471
21-Mar-01                      1.31                     1.31                 0.61                   0.8347
22-Mar-01                      1.26                     1.31                 0.6                    0.8655
23-Mar-01                      1.29                     1.31                 0.61                   0.8796
26-Mar-01                      1.32                     1.31                 0.61                   0.8749
27-Mar-01                      1.32                     1.31                 0.61                   0.8995
28-Mar-01                      1.33                     1.31                 0.61                   0.8456
29-Mar-01                      1.34                     1.31                 0.6                    0.8303
30-Mar-01                      1.36                     1.32                 0.6                    0.8393
2-Apr-01                       1.36                     1.33                 0.59                   0.8131
3-Apr-01                       1.3                      1.33                 0.59                   0.763

Smallcap Peer Group includes: AVDOC, CMPP, CHT, CHGO, DAB, DAVE, STAR, MAXE, MRG, GRLL

S&P Smallcap Restaurant Index includes: APPB, CEC, CAKE, COP, IHP, JBX, LNY, PUB, PNRA, RI, RYAN, SONC, TACO


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 21

Comparable Company Analysis                                            [GRAPHIC]

                                                                                                       LTM
                                      3-Apr    Shares   Market  Enterprise --------------------------------------------------------
Company                               2001      Out.     Cap      Value    Revenue Gross Profit  EBITDA    EBIT   Net Income  EPS
------------------------------------------------------------------------------------------------------------------------------------
                                                 MM      $MM       $MM       $MM       $MM         $MM     $MM       $MM
------------------------------------------------------------------------------------------------------------------------------------
Avado Brands, Inc. (1)                $0.69     27.0     $18.6    $324.7    $685.8    $487.3      $15.3   ($9.6)    ($59.5)  ($2.21)
Champps Entertainment, Inc.           $7.50     11.9     $89.3     $98.7    $122.8     $21.2      $12.0    $7.2       $6.5    $0.55
Chart House Enterprises, Inc. (2)     $2.55     11.8     $30.1     $59.6    $141.7     $95.4       $8.6    $1.7      ($1.4)  ($0.11)
Chicago Pizza & Brewery, Inc.         $2.44      7.8     $19.0     $23.6     $52.3     $37.9       $3.1    $1.1       $1.9    $0.25
Dave & Busters                        $8.40     13.0    $109.1    $209.8    $332.3    $270.8      $53.7   $28.0      $12.2    $0.94
Famous Dave's of America, Inc.        $3.63      9.7     $35.4     $43.4     $70.2     $47.5       $6.3    $2.6       $2.1    $0.22
Lone Star Steakhouse & Saloon         $9.19     24.9    $229.0    $199.9    $575.9    $373.5      $49.8   $21.2      $16.1    $0.65
Max & Erma's, Inc. (3)                $8.75      2.5     $22.2     $59.1    $131.0     $97.9       $8.0    $4.9       $1.8    $0.72
Morton's Restaurant Group, Inc.      $20.60      4.4     $89.8    $177.3    $248.4    $164.2      $31.9   $20.8      $10.1    $2.31
Roadhouse Grill, Inc. (4)             $1.59      9.7     $15.4     $53.3    $167.4    $111.3       $6.2   ($3.6)     ($7.1)  ($0.74)

------------------------------------------------------------------------------------------------------------------------------------
ULTIMATE (5)                          $9.75     11.2    $109.2    $165.1    $238.3    $178.9      $30.7   $17.4       $9.7    $0.86
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               Mean:     $69.7    $128.6    $251.5    $171.4      $20.5    $8.3      ($0.7)   $0.31
                                             Median:     $35.4     $98.7    $167.4    $111.3      $12.0    $4.9       $2.1    $0.55
                                                Max:    $229.0    $324.7    $685.8    $487.3      $53.7   $28.0      $16.1    $2.31
                                                Min:     $15.4     $23.6     $52.3     $21.2       $3.1   ($9.6)    ($59.5)  ($2.21)
                               Mean excl. Max & Min:     $58.1    $118.4    $225.3    $153.0      $18.7    $8.1       $4.0    $0.37
------------------------------------------------------------------------------------------------------------------------------------

                                          Enterprise/  Enterprise/    Price/
Company                                     Revenue      EBITDA      Earnings
-----------------------------------------------------------------------------
                                               x            x            x
-----------------------------------------------------------------------------
Avado Brands, Inc. (1)                        0.5x        21.3x          NMF
Champps Entertainment, Inc.                   0.8x         8.2x        13.7x
Chart House Enterprises, Inc. (2)             0.4x         6.9x          NMF
Chicago Pizza & Brewery, Inc.                 0.5x         7.6x         9.8x
Dave & Busters                                0.6x         3.9x         8.9x
Famous Dave's of America, Inc.                0.6x         6.9x        16.7x
Lone Star Steakhouse & Saloon                 0.3x         4.0x        14.2x
Max & Erma's, Inc. (3)                        0.5x         7.4x        12.1x
Morton's Restaurant Group, Inc.               0.7x         5.6x         8.9x
Roadhouse Grill, Inc. (4)                     0.3x         8.6x          NMF

-----------------------------------------------------------------------------
ULTIMATE (5)                                  0.7x         5.4x        11.3x
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                Mean:         0.5x         7.8x        12.0x
                              Median:         0.5x         6.9x        11.7x
                                 Max:         0.8x        21.3x        16.7x
                                 Min:         0.3x         3.9x         8.9x
                Mean excl. Max & Min:         0.5x         6.7x        11.7x
-----------------------------------------------------------------------------

Notes:

All calculations exclude extraordinary or one-time charges

Share counts come from fully diluted shares outstanding number from 4Q00 10Qs with prices as of April 3, 2001

(1) AVDO's Net Income number is adjusted to exclude a change in accounting principles incurred in FY00. Avado Brands was granted temporary exception by NASDAQ listing qualifications panel and will remain listed on the NASDAQ SmallCap Market.

(2) Pre-Opening Costs and restructuring charges were not incurred every year and are subsequently excluded as one time expenses.

(3) Adjusted for a one-time charge of $2.5 million, and an extraordinary loss of $45,000. In addition, Net Income is based on an assumed tax rate of 40%.

(4) Adjusted for a $953,000 expense due to a cumulative effect of change in accounting principles incurred in FY00. Roadhouse Grill's balance sheet items come from their quarter ending 10/00 10Q.

(5) Adjusted for a $8.6 million dollar one-time charge for asset impairment and store closing costs. ULTIMATE's $9.75 share price represents Management's buyout offer on a per share basis.


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 22

Comparable Company Analysis                                            [GRAPHIC]

          Company                                    EV / LTM Revenue (a), (b)
          -------                                    -------------------------
Champps Entertainment, Inc.                                    0.80x
Morton's Restaurant Group, Inc.                                0.71x
Dave & Busters                                                 0.63x
Famous Dave's of America, Inc.                                 0.62x
Avado Brands, Inc.                                             0.47x
Chicago Pizza & Brewery, Inc.                                  0.45x
Max & Erma's, Inc.                                             0.45x
Chart House Enterprises, Inc.                                  0.42x
Lone Star Steakhouse & Saloon                                  0.35x
Roadhouse Grill, Inc.                                          0.32x

                               Mean                            0.52x
                             Median                            0.46x
ULTIMATE (c)                                                   0.69x

          Company                                    EV / LTM EBITDA (a), (b)
          -------                                    ------------------------
Avado Brands, Inc.                                            21.28x
Roadhouse Grill, Inc.                                          8.64x
Champps Entertainment, Inc.                                    8.21x
Chicago Pizza & Brewery, Inc.                                  7.61x
Max & Erma's, Inc.                                             7.40x
Famous Dave's of America, Inc.                                 6.92x
Chart House Enterprises, Inc.                                  6.91x
Morton's Restaurant Group, Inc.                                5.56x
Lone Star Steakhouse & Saloon                                  4.02x
Dave & Busters                                                 3.91x

                               Mean                            8.05x
                             Median                            7.16x
ULTIMATE (c)                                                   5.37x

          Company                                     EV / LTM EBIT (a), (b)
          -------                                     ----------------------
Chicago Pizza & Brewery, Inc.                                 22.40x
Famous Dave's of America, Inc.                                16.83x
Max & Erma's, Inc.                                            13.69x
Chart House Enterprises, Inc.                                 12.10x
Morton's Restaurant Group, Inc.                                9.44x
Lone Star Steakhouse & Saloon                                  8.52x
Dave & Busters                                                 7.50x
Roadhouse Grill, Inc.                                            NMF
Champps Entertainment, Inc.                                      NMF
Avado Brands, Inc.                                               NMF

                               Mean                           12.93x
                             Median                           12.10x
ULTIMATE (c)                                                   9.50x

          Company                                  Trailing P/E (b), (d), (e)
          -------                                  --------------------------
Famous Dave's of America, Inc.                                16.75x
Lone Star Steakhouse & Saloon                                 14.19x
Champps Entertainment, Inc.                                   13.73x
Max & Erma's, Inc.                                            12.14x
Chicago Pizza & Brewery, Inc.                                  9.75x
Morton's Restaurant Group, Inc.                                8.92x
Dave & Busters                                                 8.91x
Roadhouse Grill, Inc.                                            NMF
Chart House Enterprises, Inc.                                    NMF
Avado Brands, Inc.                                               NMF

                               Mean                           12.06x
                             Median                           12.14x
ULTIMATE (c)                                                  11.30x

          Company                                     Forward 2001E P/E (d)
          -------                                     ---------------------
Max & Erma's, Inc.                                            12.50x
Lone Star Steakhouse & Saloon                                 10.10x
Champps Entertainment, Inc.                                   10.07x
Famous Dave's of America, Inc.                                 8.64x
Morton's Restaurant Group, Inc.                                8.62x
Dave & Busters                                                 5.15x
Roadhouse Grill, Inc.                                             NA
Chicago Pizza & Brewery, Inc.                                     NA
Chart House Enterprises, Inc.                                     NA
Avado Brands, Inc.                                                NA

                               Mean                            9.18x
                             Median                            9.36x
ULTIMATE (c)                                                  11.48x

NOTES:

(a) Enterprise Value derived from share prices as of close of trading on April 3, 2001 and fully dliuted shares outstanding and debt figures taken from each companies most recently filed quarterly report

(b) LTM data obtained from each respective company's most recent 10-Q prior to April 3, 2001

(c)   All ULTIMATE multiples are calculated based on the $9.75 per share offer

(d) Share prices as of close of trading on April 3, 2001. Trailing LTM earnings calculated as of most recent SEC filing for each company. Forward earnings calculated from Zacks or Bloomberg.

(e) NMF=Not Meaningful. In the case of P/E ratio, the companies with NMF did not have earnings


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 23

Precedent Transaction Premium Analysis                                 [GRAPHIC]

                                                                                          Value of
Target Name                      Acquiror Name                         Date Announced    Transaction
----------------------------------------------------------------------------------------------------
                                                                                             $mm
----------------------------------------------------------------------------------------------------
PJ America, Inc (1) # *          Investor Group                            3/23/01           $22.7
VICORP Restaurants, Inc # *      Investor Group                            2/15/01          $174.2
BFX Hospitality Group, Inc #     Hospitality Concepts, LLC.               12/22/00            $8.9
Chicago Pizza & Brewery, Inc #   BJ Chicago, LLC.                         12/21/00            $8.8
NPC International # *            Investor Group                           12/13/00           $88.3
Il Fornaio America Corp #*       Bruckmann Rosser Sherrill & Co           11/16/00           $91.2
Quizno's Corp *                  Quizno's Corp                            11/13/00           $11.7
Mike's Restaurants Inc (2) #     Pizza Delight Corp.                      10/19/00            $9.6
Taco Cabana Inc                  Carrols Corp                             10/06/00          $151.4
Rainforest Cafe Inc (3) #        Landry's Seafood Restaurants             09/26/00           $70.8
Buffets Inc #                    Caxton-Iseman Capital Inc.               06/05/00          $643.0
Logans Roadhouse Inc             Cracker Barrel Old Country Str           12/11/98          $178.3
Back Bay Restaurants Group Inc   SRC Holdings                             12/03/98           $38.9
Sbarro Inc (4) #                 Investor Group                           11/25/98          $386.4
Spaghetti Warehouse #            Consolidated Restaurant Companies        09/18/98           $54.3
Koo Koo Roo Inc (5) #            Family Restaurants Inc                   06/10/98          $158.0
Pollo Tropical Inc               Carrols Corp                             06/04/98           $94.6
Bertucci's Inc                   NE Restaurant Co Inc                     04/03/98           $96.5
Timberlodge Steakhouse, Inc      Santa Barbara Restaurant Group           12/12/97           $30.4
International Dairy Queen Inc    Berkshire Hathaway Inc                   10/21/97          $596.9
Sagebrush Inc                    WSMP Inc                                 09/26/97           $39.4
El Chico Restaurants Inc         Investor Group                           09/23/97           $49.2
DavCo Restaurants Inc            Investor Group                           09/05/97          $133.6
Perkins Family Restaurant LP     Restaurant Co                            08/04/97           $76.3
Rudy's Restaurant Group          Benihana Inc                             07/23/97           $18.8
Bugaboo Creek Steak House Inc    Longhorn Steaks Inc                      06/14/96           $48.5
HomeTown Buffet Inc              Buffets Inc                              06/04/96          $174.0
Bayport Restaurant Group #       Landry's Seafood Restaurants             04/19/96           $74.1
NPC International Inc (6)        Investor Group                           11/06/95           $94.5

                                 -------------------------------------------------------------------
                                                                              Mean          $124.9
                                                                            Median           $76.3
                                                                              Max.          $643.0
                                                                              Min.            $8.8
                                                        Mean exclud. Max. and Min.          $110.1
                                                 Company Offer - one day prior (a)
                                                 Company Offer - two days prior(b)
                                 -------------------------------------------------------------------

                                                                     Premia (prior to the day of the announcement)
Target Name                      Acquiror Name                               1 Day      1 Week     1 Month
------------------------------------------------------------------------------------------------------------------
                                                                               %           %           %
------------------------------------------------------------------------------------------------------------------
PJ America, Inc (1) # *          Investor Group                               21%         43%         16%
VICORP Restaurants, Inc # *      Investor Group                               36%         35%         51%
BFX Hospitality Group, Inc #     Hospitality Concepts, LLC.                    6%          6%          6%
Chicago Pizza & Brewery, Inc #   BJ Chicago, LLC.                             42%         23%         28%
NPC International # *            Investor Group                                7%          9%         31%
Il Fornaio America Corp #*       Bruckmann Rosser Sherrill & Co               50%         45%         68%
Quizno's Corp *                  Quizno's Corp                                19%         19%         24%
Mike's Restaurants Inc (2) #     Pizza Delight Corp.                          30%         24%         16%
Taco Cabana Inc                  Carrols Corp                                118%        110%        100%
Rainforest Cafe Inc (3) #        Landry's Seafood Restaurants                 60%         58%         14%
Buffets Inc #                    Caxton-Iseman Capital Inc.                   14%         26%         23%
Logans Roadhouse Inc             Cracker Barrel Old Country Str               14%         10%         34%
Back Bay Restaurants Group Inc   SRC Holdings                                 12%         14%         28%
Sbarro Inc (4) #                 Investor Group                                8%         10%          8%
Spaghetti Warehouse #            Consolidated Restaurant Companies            79%         70%         47%
Koo Koo Roo Inc (5) #            Family Restaurants Inc                      -15%         -7%         -3%
Pollo Tropical Inc               Carrols Corp                                 10%          7%         18%
Bertucci's Inc                   NE Restaurant Co Inc                         35%         35%         35%
Timberlodge Steakhouse, Inc      Santa Barbara Restaurant Group               74%         74%         81%
International Dairy Queen Inc    Berkshire Hathaway Inc                       12%          9%          9%
Sagebrush Inc                    WSMP Inc                                     16%         13%         21%
El Chico Restaurants Inc         Investor Group                               21%         17%         26%
DavCo Restaurants Inc            Investor Group                               50%         50%         50%
Perkins Family Restaurant LP     Restaurant Co                                29%         27%         32%
Rudy's Restaurant Group          Benihana Inc                                 51%         70%         72%
Bugaboo Creek Steak House Inc    Longhorn Steaks Inc                           9%         16%         11%
HomeTown Buffet Inc              Buffets Inc                                  -3%          7%          3%
Bayport Restaurant Group #       Landry's Seafood Restaurants                 11%         29%         20%
NPC International Inc (6)        Investor Group                               44%         44%         33%

                                 ---------------------------------------------------------------------------------
                                                                  Mean        30%         31%         31%
                                                                Median        21%         24%         26%
                                                                  Max.       118%        110%        100%
                                                                  Min.       -15%         -7%         -3%
                                            Mean exclud. Max. and Min.        28%         29%         30%
                                     Company Offer - one day prior (a)        33%         61%         43%
                                     Company Offer - two days prior(b)        56%         56%         34%
                                 ---------------------------------------------------------------------------------

(a) Calculated premium at $9.75 offer given ULTIMATE's share price on 10/24/00, one day before the proposed merger announcement

(b) Calculated premium at $9.75 offer given ULTIMATE's share price on 10/23/00, two days before the proposed merger announcement


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 24

Precedent Transaction Multiple Analysis                                [GRAPHIC]

                                                                           Date        Value of    Transaction Value/
Target Name                          Acquiror Name                       Announced    Transaction      LTM Sales
---------------------------------------------------------------------------------------------------------------------
                                                                                          $mm              x
---------------------------------------------------------------------------------------------------------------------
PJ America, Inc (1) # *              Investor Group                       3/23/01         $22.7           0.2x
VICORP Restaurants, Inc # *          Investor Group                       2/15/01        $174.2           0.5x
BFX Hospitality Group, Inc #         Hospitality Concepts, LLC.          12/22/00          $8.9           0.5x
Chicago Pizza & Brewery, Inc #       BJ Chicago, LLC.                    12/21/00          $8.8           0.2x
NPC International # *                Investor Group                      12/13/00         $88.3           0.2x
Il Fornaio America Corp #*           Bruckmann Rosser Sherrill & Co      11/16/00         $91.2           0.8x
Quizno's Corp *                      Quizno's Corp                       11/13/00         $11.7           0.4x
Mike's Restaurants Inc (2) #         Pizza Delight Corp.                 10/19/00          $9.6           1.2x
Taco Cabana Inc                      Carrols Corp                        10/06/00        $151.4           0.9x
Rainforest Cafe Inc (3) #            Landry's Seafood Restaurants        09/26/00         $70.8           0.3x
Buffets Inc #                        Caxton-Iseman Capital Inc.          06/05/00        $643.0           0.7x
Logans Roadhouse Inc                 Cracker Barrel Old Country Str      12/11/98        $178.3           2.0x
Back Bay Restaurants Group Inc       SRC Holdings                        12/03/98         $38.9           0.4x
Sbarro Inc (4) #                     Investor Group                      11/25/98        $386.4           1.1x
Spaghetti Warehouse #                Consolidated Restaurant Companies   09/18/98         $54.3           0.8x
Koo Koo Roo Inc (5) #                Family Restaurants Inc              06/10/98        $158.0           2.0x
Pollo Tropical Inc                   Carrols Corp                        06/04/98         $94.6           1.5x
Bertucci's Inc                       NE Restaurant Co Inc                04/03/98         $96.5           0.7x
Timberlodge Steakhouse, Inc          Santa Barbara Restaurant Group      12/12/97         $30.4           1.2x
International Dairy Queen Inc        Berkshire Hathaway Inc              10/21/97        $596.9           1.4x
Sagebrush Inc                        WSMP Inc                            09/26/97         $39.4           0.8x
El Chico Restaurants Inc             Investor Group                      09/23/97         $49.2           0.5x
DavCo Restaurants Inc                Investor Group                      09/05/97        $133.6           0.6x
Perkins Family Restaurant LP         Restaurant Co                       08/04/97         $76.3           0.3x
Rudy's Restaurant Group              Benihana Inc                        07/23/97         $18.8           1.8x
Bugaboo Creek Steak House Inc        Longhorn Steaks Inc                 06/14/96         $48.5           1.2x
HomeTown Buffet Inc                  Buffets Inc                         06/04/96        $174.0           1.3x
Bayport Restaurant Group #           Landry's Seafood Restaurants        04/19/96         $74.1           1.2x
NPC International Inc (6)            Investor Group                      11/06/95         $94.5           0.3x

                                     --------------------------------------------------------------------------------
                                                                             Mean        $124.9           0.9x
                                                                           Median         $76.3           0.8x
                                                                             Max.        $643.0           2.0x
                                                                             Min.          $8.8           0.2x
                                                       Mean exclud. Max. and Min.        $110.1           0.8x
                                                                Company Offer (a)         $97.7           0.4x
                                     --------------------------------------------------------------------------------

                                                                          Target Enterprise Value/  Target Market Cap/
Target Name                          Acquiror Name                             EBIT     EBITDA          Net Income
----------------------------------------------------------------------------------------------------------------------
                                                                                 x        x                  x
----------------------------------------------------------------------------------------------------------------------
PJ America, Inc (1) # *              Investor Group                             6.4x     3.7x               5.5x
VICORP Restaurants, Inc # *          Investor Group                             6.9x     4.0x              11.8x
BFX Hospitality Group, Inc #         Hospitality Concepts, LLC.                 7.8x     2.6x              11.2x
Chicago Pizza & Brewery, Inc #       BJ Chicago, LLC.                          15.0x     8.7x              15.0x
NPC International # *                Investor Group                             9.7x     6.0x              11.7x
Il Fornaio America Corp #*           Bruckmann Rosser Sherrill & Co            16.6x     8.0x              25.9x
Quizno's Corp *                      Quizno's Corp                             22.8x    12.0x              22.0x
Mike's Restaurants Inc (2) #         Pizza Delight Corp.                        4.9x     4.0x               8.8x
Taco Cabana Inc                      Carrols Corp                               9.2x     6.0x               5.4x
Rainforest Cafe Inc (3) #            Landry's Seafood Restaurants              51.3x     2.5x              54.4x
Buffets Inc #                        Caxton-Iseman Capital Inc.                 8.4x     5.2x              13.8x
Logans Roadhouse Inc                 Cracker Barrel Old Country Str            14.8x    12.0x              21.2x
Back Bay Restaurants Group Inc       SRC Holdings                              10.4x     5.1x              15.4x
Sbarro Inc (4) #                     Investor Group                             8.7x     5.9x              13.8x
Spaghetti Warehouse #                Consolidated Restaurant Companies         28.6x    10.6x              50.0x
Koo Koo Roo Inc (5) #                Family Restaurants Inc                      NMF      NMF                NMF
Pollo Tropical Inc                   Carrols Corp                              77.3x    26.4x             255.4x
Bertucci's Inc                       NE Restaurant Co Inc                      16.0x     6.7x              27.5x
Timberlodge Steakhouse, Inc          Santa Barbara Restaurant Group            20.8x     9.2x              29.3x
International Dairy Queen Inc        Berkshire Hathaway Inc                     9.4x     8.4x              15.9x
Sagebrush Inc                        WSMP Inc                                   9.7x     6.8x              15.1x
El Chico Restaurants Inc             Investor Group                              NMF    37.3x                NMF
DavCo Restaurants Inc                Investor Group                            18.9x    11.7x              33.6x
Perkins Family Restaurant LP         Restaurant Co                             11.9x     6.3x              10.4x
Rudy's Restaurant Group              Benihana Inc                              36.5x    22.0x                NMF
Bugaboo Creek Steak House Inc        Longhorn Steaks Inc                       17.8x    11.8x              22.7x
HomeTown Buffet Inc                  Buffets Inc                               22.8x    11.2x              29.4x
Bayport Restaurant Group #           Landry's Seafood Restaurants              26.9x    17.3x              38.2x
NPC International Inc (6)            Investor Group                            12.3x     6.8x                NMF

                                     ---------------------------------------------------------------------------------
                                                                  Mean          18.6x    9.9x              30.5x
                                                                Median          14.8x    7.4x              15.9x
                                                                  Max.          77.3x   37.3x             255.4x
                                                                  Min.           4.9x    2.5x               5.4x
                                            Mean exclud. Max. and Min.          16.8x    9.2x              21.9x
                                                     Company Offer (a)           9.5x    5.4x              11.3x
                                     ---------------------------------------------------------------------------------

(a) Transaction Value equals 38% of the 11.198 million shares outstanding times the $9.75 offer price plus the debt on the most recent balance sheet. Enterprise Value equals Transaction Value minus cash on the most recent balance sheet.


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 25

Precedent Transaction Analysis - Notes                                 [GRAPHIC]

NOTES:

LTM statistics, Market Capitalization and Enterprise Values are from Thomson Financial Database (unless otherwise noted), where Market Capitalization is equal to the target company's actual Shares Outstanding from the most recent source multiplied by the Transaction Value on a per share basis. Enterprise Value is equal to Market Capitalization plus Long Term Debt minus Cash and Marketable Securities.

All Premia information is from Thomson Financial Database (unless otherwise noted), where 1 day Premia is equal to the Transaction Value on a per share basis minus the stock price 1 day prior to the transaction all divided by that stock price.

# Denotes those statistics which were calculated directly from the company's most recent SEC filings and their respective trading stats, rather then being taken from Thomson Financial Database. All Premia, Market Capitalization and Enterprise Value calculations are consistent with Thomson's methods.

* Denotes those transactions which have been announced, but as of 4/3/01 have not yet been completed.

(1) PJ America, Inc., incurred a one time expense of $9.5 million in FY00, this number is backed out of analysis.

(2) Mike's Restaurants total debt number comes from their FY99 annual financial statement, they did not release a debt number in their most recent interim reports.

MKI's LTM and trading stats are converted from Canadian dollars at an exchange rate of 1 Canadian dollar equals .66 US dollars.

(3) Rainforest Cafe's numbers exclude a $101.5 million expense incurred in period ended 7/2/00 for impairment and store closure. There are additional adjustments for loss on investments, a write off of development costs, and an asset impairment charge.

(4) Sbarro's LTM statistics are adjusted for litigation expenses, limited transactions costs and provisions for unit closings all incurred in the period ended 10/4/98.

(5) Adjustments are made in Koo Koo Roo's LTM numbers for loss on store closings incurred in FY97 and for an $11.7 million restructuring charge incurred in period ended 3/31/98.

(6) This acquisition included only the Skippers Seafood Chain, a wholly owned subsidiary of NPC. The above LTM numbers represent all of NPC.


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 26

Discounted Cash Flow Analysis                                          [GRAPHIC]

                                                               Years Ending September 30,   (1)
($ in thousands)                                         2001      2002       2003       2004       2005
                                                       -------   -------    -------    -------    -------
Total Revenues                                         $260.10   $284.20    $306.15    $328.20    $352.31
EBITDA                                                  $30.87    $34.20     $38.22     $41.16     $44.33

EBIT                                                    $17.22    $19.41     $22.27     $24.02     $25.90
       Plus: Depreciation and Amortization              $13.65    $14.79     $15.95     $17.14     $18.43
       Minus: CAPEX                                     $21.12    $19.65     $18.30     $18.53     $20.98
       Minus: Increase (Decrease) in Working Capital     $0.65    ($0.30)    ($1.06)    ($0.66)    ($0.71)
       Minus: Notional Tax @ 34.5%                       $5.94     $6.70      $7.68      $8.29      $8.93
                                                       -------   -------    -------    -------    -------

Free Cash Flow                                           $3.15     $8.15     $13.30     $15.00     $15.13

------------------------     -----------------------------------------------------------------------------------------------------
Shares Out         11.20                                         Terminal Value Based On Exit
Outstanding Debt  $50.90                                           Mulitples of 2005 EBITDA
------------------------     -----------------------------------------------------------------------------------------------------
                             --------------------------------    ------------------------------    -------------------------------
                                             4.0x                               5.0x                              6.0x
                             --------------------------------    ------------------------------    -------------------------------
Discount         PV of         PV of     Enterprise     Share     PV of     Enterprise    Share     PV of     Enterprise     Share
  Rate        Cash Flows     Term Val       Value       Price    Term Val      Value      Price    Term Val      Value       Price
--------      ----------     --------    ----------     -----    --------   ----------    -----    --------   ----------    ------
 13.00%         $35.80        $96.24       $132.04      $7.25    $120.30      $156.10     $9.39    $144.36      $180.16     $11.54
 14.00%         $34.75        $92.09       $126.84      $6.78    $115.11      $149.86     $8.84    $138.14      $172.89     $10.89
 15.00%         $33.74        $88.16       $121.90      $6.34    $110.19      $143.94     $8.31    $132.23      $165.98     $10.28
                             --------------------------------    ------------------------------    -------------------------------
                             -----------------------------------------------------------------------------------------------------

                             -----------------------------------------------------------------------------------------------------
                                                             Terminal Value Based On The Perpetual
                                                                 Growth of 2005 Free Cash Flow
                             -----------------------------------------------------------------------------------------------------
                             --------------------------------    ------------------------------    -------------------------------
                                             4.0x                               5.0x                              6.0x
                             --------------------------------    ------------------------------    -------------------------------
Discount         PV of         PV of     Enterprise     Share     PV of     Enterprise    Share     PV of     Enterprise     Share
  Rate        Cash Flows     Term Val       Value       Price    Term Val      Value      Price    Term Val      Value       Price
--------      ----------     --------    ----------     -----    --------   ----------    -----    --------   ----------    ------
 13.00%         $35.80        $91.23       $127.03      $6.80    $102.63      $138.43     $7.82    $117.29      $153.09      $9.13
 14.00%         $34.75        $78.57       $113.32      $5.57     $87.30      $122.05     $6.35     $98.21      $132.96      $7.33
 15.00%         $33.74        $68.37       $102.12      $4.57     $75.21      $108.96     $5.18     $83.57      $117.31      $5.93
                             --------------------------------    ------------------------------    -------------------------------
                             -----------------------------------------------------------------------------------------------------

Notes:
(1) All financial projections provided by ULTIMATE management


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 27

ULTIMATE's Historical Balance Sheet

                                                     ------    ------    ------    ------
                                                       FY        FY        FY        FY
                                                     ------    ------    ------    ------
                                                      1998      1999      2000      Q101
-----------------------------------------------------------------------------------------
                                                      $mm       $mm       $mm       $mm
-----------------------------------------------------------------------------------------
CURRENT ASSETS
    Cash                                               $2.0      $0.8      $0.8      $0.8
    Accounts Receivable                                $1.8      $2.4      $1.7      $3.7
    Inventory                                          $2.3      $2.4      $2.5      $2.6
    Deferred Pre-opening Costs                         $0.0      $0.0      $0.0      $0.0
    Prepaid Expenses and Other                         $0.8      $1.8      $3.4      $2.2
        TOTAL CURRENT ASSETS                           $6.9      $7.3     $11.8      $9.3
PROPERTY AND EQUIPMENT
        PP&E net of D&A Allowance                    $125.3    $128.7    $152.8    $144.3
OTHER ASSETS
    Deferred Income Taxes                              $7.5     $10.0      $3.3     $14.5
    Royalty fee                                        $0.0      $0.0      $0.0      $0.0
    Liquor Licenses and Other Assets                   $3.5      $3.5      $3.5      $3.2
        TOTAL ASSETS                                 $143.2    $149.6    $168.1    $171.3

CURRENT LIABILITIES
    Accounts Payable                                   $6.6      $7.8      $9.9      $7.8
    Accrued Expenses                                   $7.9      $8.7      $7.0      $9.3
    Accrued Compensation and Taxes                     $2.7      $3.4      $2.9      $2.9
    Income Taxes Payable                               $1.0      $2.9      $0.6      $1.6
    Current Portion of LTD and Cap. Lease Oblgs        $4.1      $4.1      $4.0      $3.9
        TOTAL CURRENT LIABILITIES                     $22.3     $26.8     $25.3     $25.5
    Long term Debt, net of current portion            $38.7     $31.6     $50.9     $52.3
    Cap. Lease Oblgs., net of current portion          $0.7      $0.5      $0.5      $0.5
    Other Liabilities                                  $7.9      $9.7      $9.7      $9.4
        TOTAL LIABILITIES                             $69.5     $68.6     $86.4     $87.5
SHAREHOLDERS EQUITY
    Preferred Stock
    Common Stock                                       $0.2      $0.2      $0.2      $0.6
    Additional Paid in Capital                        $53.9     $55.6     $58.8     $58.9
    Retained Earnings                                 $42.2     $52.0     $56.0     $57.9
    Treasury Stock                                   ($22.6)   ($26.8)   ($33.2)   ($33.2)
        TOTAL SHAREHOLDERS EQUITY                     $73.7     $81.0     $81.7     $83.7
        TOTAL LIABILITIES AND                        $143.2    $149.6    $168.1    $171.3
        SHAREHOLDERS EQUITY
                                                     ------    ------    ------    ------


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 28

ULTIMATE's Historical Income Statement                                 [GRAPHIC]

                                                ------   ------   ------   -----
                                                  FY       FY       FY       FY
                                                 1998     1999     2000     Q101
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    (in millions except per share data)
REVENUES
    Restaurant Sales                            $177.3   $198.6   $213.7   $55.5
    Consumer Product Sales                        $9.4    $10.6    $11.8    $3.3
    Franchise Income                              $4.5     $5.1     $5.7    $1.5
TOTAL REVENUE                                   $191.3   $214.2   $231.2   $60.3
COGS
    Cost of Food and Beverage                    $48.6    $54.7    $57.7   $15.1
        GROSS PROFIT                            $142.7   $159.6   $173.5   $45.2
OPERATING EXPENSES
    Labor and Benefits                           $58.1    $64.7    $70.9   $19.2
    Occupancy and Costs                          $28.0    $29.2    $31.0    $8.3
    Other Operating Costs                        $18.1    $18.3    $19.5    $5.2
    General and Administrative                   $13.7    $16.6    $19.5    $4.8
    D&A                                          $12.2    $12.7    $13.1    $3.4
    Restructuring Charges                         $0.0     $0.0     $8.6    $0.0
    Pre-Opening Costs                             $0.0     $0.0     $2.1    $0.2
        EBIT                                     $12.7    $18.0     $8.8    $3.9
        EBITDA                                   $24.8    $30.7    $21.9    $7.4
INTEREST AND OTHER EXPENSES
    Other Expenses                                $3.7     $3.1     $3.0    $1.1
    Income before Income Taxes                    $9.0    $14.8     $5.8    $2.8
    Provision for Income Taxes                    $3.0     $5.0     $1.7    $1.0
    Change in Accounting Princible                $0.6
        NET INCOME                                $5.4     $9.8     $4.0    $1.8

EARNINGS PER SHARE
    Basic                                         $0.5     $0.9     $0.4    $0.2
    Diluted                                       $0.5     $0.8     $0.4    $0.2
WEIGHTED SHARES OUT
    Basic                                         11.3     11.3     11.0    11.0
    Diluted                                       11.6     11.6     11.2    11.2
                                                ------   ------   ------   -----


                                                                    CONFIDENTIAL
adams, harkness & hill                                             April 4, 2001
The emerging growth investment bank                                      Page 29

                                    [GRAPHIC]

Section C
Fairness Opinion Letter

emerging growth@adams, harkness & hill

Table of Contents / Agenda                                             [GRAPHIC]

        Section A                          Draft of Proxy Narrative

        Section B                          Valuation Assessment

        Section C                          Fairness Opinion Letter


adams, harkness & hill
The emerging growth investment bank

                                    [GRAPHIC]

Section A
Draft of Proxy Narrative


emerging growth@adams, harkness & hill